   As filed with the Securities and Exchange Commission on April 22, 1999
                                                        Registration No. 2-86083


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Pre-Effective Amendment No.                     [   ]

                          Post-Effective Amendment No. 20                  [ X ]

                                       and


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 17                          [ X ]


                          NYLIAC MFA SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000
                                  Carol Yee, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)
                                    Copy to:
Peter E. Panarites, Esq.                     Michael J. McLaughlin, Esq.
Freedman, Levy, Kroll & Simonds              Senior Vice President
1050 Connecticut Avenue                      and General Counsel
Suite 825                                    New York Life Insurance Company
Washington, D.C.  20036                      51 Madison Avenue
                                             New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)


[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      on May 1, 1999 pursuant to paragraph (b) of Rule 485.

[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      on             pursuant to paragraph (a)(1) of Rule 485.
            -----------


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
         Units of interest in a separate account under variable annuity contracts.

                              CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-4                             Prospectus Caption

1.   Cover Page                              Cover Page

2.   Definitions                             Definitions

3.   Synopsis                                Policy Owner and Fund Expenses;
                                             Questions and Answers About the
                                             Facilitator(R)

4.   Condensed Financial Information         Condensed Financial Information

5.   General Description of Registrant,      New York Life Insurance and
     Depositor and Portfolio Companies       Annuity Corporation;
                                             The Separate Accounts;
                                             MainStay VP Series Fund, Inc.;
                                             Voting Rights

6.   Deductions and Expenses                 Charges and Deductions;
                                             Policy Owner and Fund Expenses;
                                             Federal Tax Matters; Distributor
                                             of the Policies

7.   General Description of Variable         The Policies; Distributions Under
     Annuity Contracts                       the Policy; Voting Rights;
                                             Charges and Deductions; The Fixed
                                             Account

8.   Annuity Period                          Income Payments

9.   Death Benefit                           Distributions Under the Policy

10.  Purchases and Contract Value            Accumulation Period

11.  Redemptions                             Surrenders and Withdrawals;
                                             Income Payments;
                                             Cancellations

12.  Taxes                                   Federal Tax Matters

13.  Legal Proceedings                       Statement of Additional
                                             Information-Legal Proceedings

14.  Table of Contents of the Statement of   Statement of Additional Information
     Additional Information

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional
Item of Form N-4                               Information Caption

15.  Cover Page                              Cover Page

16.  Table of Contents                       Table of Contents

17.  General Information & History           Not Applicable

18.  Services                                Safekeeping of Separate
                                             Account Assets

19.  Purchase of Securities Being Offered    Distributor of the Policies

20.  Underwriters                            Distributor of The Policies

21.  Calculation of Performance Data         Investment Performance Calculations

22.  Annuity Payments                        Valuation of Accumulation Units

23.  Financial Statements                    Financial Statements

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                                   PROSPECTUS
                                    FOR THE

                                FACILITATOR(R)*

                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES

                                   ISSUED BY

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policies primarily to assist individuals with their long-term retirement planning needs.

     This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, we will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.

     Prior to the date your income payments begin, you may direct that purchase payments accumulate on a variable, fixed, or a combination variable and fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a variable, fixed, or a combination variable and fixed basis. For a policy that is not issued in connection with an employee retirement plan for special federal income tax treatment, you may receive income payments on a fixed basis, and on a variable or a combination variable and fixed basis subject to state filing and review. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.

     Both separate accounts invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"). The Fund offers three separate portfolios available for investment under your policy: the MainStay VP Growth Equity Portfolio, the MainStay VP Bond Portfolio, and the MainStay VP Cash Management Portfolio (the "Eligible Portfolios" or the "Portfolios"). Your policy's value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.


     You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. We have listed the phone numbers for our Service Centers on page 10 of this prospectus.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1999

    *FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS
                       NOT MEANT TO CONNOTE PERFORMANCE.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
POLICY OWNER AND FUND EXPENSES.........    4
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR..........................    6
CONDENSED FINANCIAL INFORMATION........   11
FINANCIAL STATEMENTS...................   14
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNTS.............................   15
  New York Life Insurance and Annuity
     Corporation.......................   15
  The Separate Accounts................   15
  The Portfolios.......................   15
  Additions, Deletions, or
     Substitutions of Investments......   16
  Reinvestment.........................   16
THE POLICIES...........................   16
  Purpose of Policies..................   16
  Purchase Payments....................   17
  Total Disability Benefit Rider.......   17
  Transfers............................   17
  Accumulation Period..................   18
     (a) Crediting of Net Purchase
            Payments...................   18
     (b) Valuation of Accumulation
            Units......................   18
  Policy Owner Inquiries...............   18
CHARGES AND DEDUCTIONS.................   18
  Surrender Charges....................   18
  Exceptions to Surrender Charges......   19
  Other Charges........................   19
  Taxes................................   20
DISTRIBUTIONS UNDER THE POLICY.........   21
  Surrenders and Withdrawals...........   21
     (a) Surrenders....................   21
     (b) Partial Withdrawals...........   21
     (c) Periodic Partial
       Withdrawals.....................   21
     (d) Hardship Withdrawals..........   21

                                         PAGE
                                         ----
  Cancellations........................   22
  Retirement Date......................   22
  Death Before Retirement Date.........   22
  Income Payments......................   23
     (a) Election of Income Payment
            Options....................   23
     (b) Fixed Income Payments.........   23
     (c) Variable Income Payments......   24
     (d) Value of Variable Income
            Payments...................   24
     (e) Other Methods of Payment......   24
     (f) Legal Developments   Regarding
          Income   Payments............   25
     (g) Proof of Survivorship.........   25
  Delay of Payments....................   25
  Designation of Beneficiary...........   25
  Restrictions Under the Texas Optional
     Retirement Program................   25
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   25
THE FIXED ACCOUNT......................   26
     (a) Interest Crediting............   26
     (b) Surrender Charges.............   26
     (c) Transfers to Investment
            Divisions..................   26
     (d) General Matters...............   27
FEDERAL TAX MATTERS....................   27
  Introduction.........................   27
  Taxation of Annuities in General.....   27
  Qualified Plans......................   28
     (a) Section 403(b) Plans..........   29
     (b) Individual Retirement
            Annuities..................   29
     (c) Corporate Pension and Profit-
          Sharing Plans and H.R. 10
          Plans........................   29
     (d) Deferred Compensation Plans...   29
DISTRIBUTOR OF THE POLICIES............   29
VOTING RIGHTS..........................   29
STATEMENT OF ADDITIONAL INFORMATION....   30

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

ANNUITANT--A person whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, we pay benefits under the policy.

ANNUITY UNIT--An accounting unit we use to calculate Variable Income Payments.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.

BUSINESS DAY--Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In addition, we may choose to close on the day immediately preceding or following a national holiday. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

INCOME PAYMENTS--Periodic payments NYLIAC makes to the Payee.

INVESTMENT DIVISION ("DIVISION")--The variable investment options available with your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

POLICY ANNIVERSARY--An anniversary of the Policy Date.

POLICY DATE--The date established when we issue your policy, from which subsequent Policy Years, months and anniversaries are measured.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PURCHASE DATE--The Business Day on which we receive and credit a purchase payment under the policy.

QUALIFIED POLICIES--Policies issued under plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT(S)--NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts we established to receive and invest purchase payments under the policies.


VARIABLE INCOME PAYMENTS--Income Payments that have no predetermined or guaranteed dollar amount.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                           FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)

                                                              COMMON                 MONEY
                                                              STOCK       BOND       MARKET
                                                              ------      ----       ------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)...........................     7%          7%         7%
  Annual Policy Service Charge..............................       Lesser of $30 Per Policy
                                                               or 1% of the Policy's Value.



SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................  1.25%       1.25%      1.25%
     Administration Fees....................................  0.50%       0.50%      0.50%
     Total Separate Account Annual Expenses.................  1.75%       1.75%      1.75%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value for the fiscal year ended December 31, 1998)
     Management Fees........................................  0.25%       0.25%      0.25%
     Administration Fees....................................  0.20%       0.20%      0.20%
     Other Expenses.........................................  0.06%       0.07%      0.09%
     Total Fund Annual Expenses.............................  0.51%       0.52%      0.54%


------------

(a) The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See "Surrender Charges" on page 18.)



     We provide this table to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Fund for the year ended December 31, 1998. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 18 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


EXAMPLES

     A policy owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $105     $176      $238       $372
           Bond........................................................   $105     $176      $238       $373
           Money Market................................................   $105     $176      $239       $375


        2. If you do not surrender or annuitize your policy:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $ 33     $102      $173       $360
           Bond........................................................   $ 34     $102      $173       $361
           Money Market................................................   $ 34     $103      $174       $363


YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                            SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)

                                                              COMMON           MONEY
                                                              STOCK    BOND    MARKET
                                                              ------   ----    ------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn).....................     7%       7%      7%


SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................  1.25%    1.25%   1.25%
     Total Separate Account Annual Expenses.................  1.25%    1.25%   1.25%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value for the fiscal year ended
     December 31, 1998)
     Management Fees........................................  0.25%    0.25%   0.25%
     Administration Fees....................................  0.20%    0.20%   0.20%
     Other Expenses.........................................  0.06%    0.07%   0.09%
     Total Fund Annual Expenses.............................  0.51%    0.52%   0.54%


------------

(a) The sales load is based on the length of the time each purchase payment is in the policy before it is withdrawn. The sales load percentage declines from 7% during the first Policy Year that a purchase payment is in the policy to 1% in the seventh Policy Year. There are a number of exceptions to the surrender charges, including, that there is no surrender charge if the amount withdrawn in any Policy Year is 10% or less of the policy's value at the beginning of that Policy Year. (See "Exceptions to Surrender Charges" on page 18.)



     We provide this table to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Fund for the year ended December 31, 1998. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 18 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.


EXAMPLES

     A policy owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the applicable time period:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $90      $111      $131       $209
           Bond........................................................   $91      $112      $133       $212
           Money Market................................................   $91      $112      $133       $212


     2. If you do not surrender or annuitize your policy:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $18      $ 56      $ 96       $209
           Bond........................................................   $18      $ 57      $ 98       $212
           Money Market................................................   $18      $ 57      $ 98       $212


YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

     1. WHAT IS THE FACILITATOR?


     Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See "The Policies" at page 16). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy's value will fluctuate according to the performance of the Investment Divisions selected.


     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?


     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, we refer to annuity payments which remain the same throughout the payment period as "Fixed Income Payments" and annuity payments which vary as "Variable Income Payments." When you are scheduled to receive Variable Income Payments, we will use the policy's value to purchase Annuity Units in the Common Stock Investment Division. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the performance of that Common Stock Investment Division. Fixed Income Payments will always be the same specified amount. (See "Income Payments" at page 23.)


     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     You can allocate your purchase payments to one or more of the following Allocation Alternatives:

          (a) Separate Accounts

             Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

             The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:

                                            CORRESPONDING
         INVESTMENT DIVISION             ELIGIBLE PORTFOLIO
         -------------------    -------------------------------------
        Common Stock Division   MainStay VP Growth Equity Portfolio
        Bond Division           MainStay VP Bond Portfolio
        Money Market Division   MainStay VP Cash Management Portfolio

             When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund. For Non-Qualified Policies, the Common Stock Investment Division is not available in New York.

          (b) Fixed Account


             Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account" at page 26.)


     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?


     You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See "Transfers" at page 17.)



     You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See "The Fixed Account" at page 26.)

     5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?


     The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See "Other Charges" at page 19.)


     For single premium policies, there is no annual charge for policy services or daily charges for administrative services.


     For flexible premium policies, we will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy's value at the end of the Policy Year. In addition, we will deduct a daily charge for administrative services equal to .50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See "Other Charges" at page 19.)


     We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, we keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                               SURRENDER CHARGE
-------------------------------                               ----------------
1 ..........................................................         7%
2 ..........................................................         6%
3 ..........................................................         5%
4 ..........................................................         4%
5 ..........................................................         3%
6 ..........................................................         2%
7 ..........................................................         1%
8 and later.................................................         0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                   SURRENDER CHARGE
-----------                                                   ----------------
1-4 ........................................................         7%
5 ..........................................................         6%
6 ..........................................................         5%
7 ..........................................................         4%
8 ..........................................................         3%
9 ..........................................................         2%
10 .........................................................         1%
11 and later................................................         0%


(See "Surrender Charges" at page 18 and "Exceptions to Surrender Charges" at page 19.)


     Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)

     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?

     You can make additional purchase payments under a Non-Qualified or Qualified single premium policy of at least $2,000. We may limit additional purchase payments to four in any one Policy Year.

     For a flexible premium policy, you can make purchase payments of at least $40 each at any time. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments we accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or
(b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

     Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.

     7. HOW ARE PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the Common Stock Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     If we do not receive a purchase payment for a period of two years and both
(a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, we reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if we do not receive a purchase payment from you before the end of that 90-day period. If we terminate your policy, we will pay you the policy's value in one lump sum.

     9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE MY INCOME PAYMENTS ARE SCHEDULED TO BEGIN?


     You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See "Distributions Under the Policy" at page 21 and "Federal Tax Matters" at page 27.)


     10. HOW WILL INCOME PAYMENTS BE MADE?

     Income Payments under Qualified Policies can be either variable, fixed, or a combination of both. Income Payments under Non-Qualified Policies can be received on a fixed basis and, subject to state filing and review, on a variable basis or a combination of both. In either case, you select the type of payments.


     Fixed Income Payments will always be in the same specified amount. The amount of Variable Income Payments will increase or decrease according to the performance of the Common Stock Investment Division. (See "Income Payments" at page 23.)


     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?


     If you have a Total Disability Benefit rider included in your flexible premium policy, we will credit benefit amounts as purchase payments to your policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider" at page 17.)


     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE INCOME PAYMENTS BEGIN?

     If the Annuitant dies before Income Payments begin, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the policy's value or

        (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.


     However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement Date" at page 22 and "Federal Tax Matters" at page 27.)

     13. WHAT HAPPENS IF I DIE BEFORE INCOME PAYMENTS BEGIN?

     In the event you die before Income Payment begins, we will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the policy's value or

        (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.


     If you are not the Annuitant but your spouse is the Beneficiary, or if your spouse or the Annuitant's spouse is the Beneficiary and Contingent Annuitant, we can pay the proceeds to the surviving spouse on your death prior to the date Income Payments are scheduled to begin. The surviving spouse can also choose to continue as the new policy owner. (See "Death Before Retirement Date" at page 22 and "Federal Tax Matters" at page 27.)


     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?


     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See "Voting Rights" at page 29.)


     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS CALCULATED?

     We may advertise yields and total returns for the Investment Divisions. In addition, we may advertise the effective yield of the Money Market Investment Divisions. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

     YIELDS. The yield of the Money Market Investment Divisions refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, we assume the income earned by an investment in the Money Market Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Bond Investment Division refers to the annualized income generated by an investment in the Bond Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The total return of a Bond or Common Stock Investment Division refers to return quotations assuming an investment has been held in the Bond or Common Stock Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.

     We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields, standard total returns, and non-standard total returns for the Portfolios of the MainStay

VP Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

     We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     17. HOW DO I CONTACT NYLIAC?

     For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements.

     SERVICE CENTER              ADDRESS         PHONE NUMBER
     --------------              -------         ------------
Atlanta Service Center     P.O. Box 4869        (800) 695-5645
                           Atlanta, GA 30032

Cleveland Service Center   P.O. Box 6916        (800) 695-9873
                           Cleveland, OH 44101

Dallas Service Center      P.O. Box 539         (800) 695-1314
                           Dallas, TX 75221

West Coast Service Center  P.O. Box 5085        (800) 695-9962
                           San Ramon, CA 94583

                        CONDENSED FINANCIAL INFORMATION

NYLIAC MFA SEPARATE ACCOUNT I

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31, presented below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. You should read this information in conjunction with the Separate Accounts' financial statements and notes thereto, which appear in the Statement of Additional Information.

                                                               JANUARY 1, 1989 TO DECEMBER 31, 1989
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/89.........     $13.50      $13.17      $16.10      $15.70      $13.82      $13.48
Accumulation Unit value as of 12/31/89.......     $16.76      $16.27      $17.81      $17.28      $14.93      $14.48
Number of units outstanding as of 12/31/89...  2,342,502   5,283,687   1,698,812   3,263,694     785,457   1,194,270
                                                               JANUARY 1, 1990 TO DECEMBER 31, 1990
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/90.........     $16.76      $16.27      $17.81      $17.28      $14.93      $14.48
Accumulation Unit value as of 12/31/90.......     $15.54      $15.01      $18.87      $18.22      $15.96      $15.41
Number of units outstanding as of 12/31/90...  2,214,950   5,254,923   1,674,155   3,259,172   1,046,450   1,346,706
                                                               JANUARY 1, 1991 TO DECEMBER 31, 1991
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/91.........     $15.54      $15.01      $18.87      $18.22      $15.96      $15.41
Accumulation Unit value as of 12/31/91.......     $20.61      $19.80      $21.69      $20.84      $16.70      $16.04
Number of units outstanding as of 12/31/91...  2,284,837   5,220,704   1,783,401   3,241,712     938,476   1,318,974
                                                               JANUARY 1, 1992 TO DECEMBER 31, 1992
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/92.........     $20.61      $19.80      $21.69      $20.84      $16.70      $16.04
Accumulation Unit value as of 12/31/92.......     $22.90      $21.90      $23.19      $22.17      $17.07      $16.32
Number of units outstanding as of 12/31/92...  2,766,943   5,343,557   2,112,825   3,248,734     815,708   1,114,559
                                                               JANUARY 1, 1993 TO DECEMBER 31, 1993
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/93.........     $22.90      $21.90      $23.19      $22.17      $17.07      $16.32
Accumulation Unit value as of 12/31/93.......     $25.73      $24.48      $25.51      $24.26      $17.36      $16.51
Number of units outstanding as of 12/31/93...  2,913,244   5,373,561   2,166,420   3,200,206     684,440     828,045

                                                               JANUARY 1, 1994 TO DECEMBER 31, 1994
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/94.........     $25.73      $24.48      $25.51      $24.26      $17.36      $16.51
Accumulation Unit value as of 12/31/94.......     $25.72      $24.34      $24.34      $23.03      $17.81      $16.85
Number of units outstanding as of 12/31/94...  2,852,828   5,351,888   1,851,148   2,989,443     489,793     691,078

                                                               JANUARY 1, 1995 TO DECEMBER 31, 1995
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/95.........     $25.72      $24.34      $24.34      $23.03      $17.81      $16.85
Accumulation Unit value as of 12/31/95.......     $32.81      $30.90      $28.44      $26.78      $18.57      $17.48
Number of units outstanding as of 12/31/95...  2,674,820   5,051,929   1,570,132   2,773,811     443,723     637,190
                                                               JANUARY 1, 1996 TO DECEMBER 31, 1996
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/96.........     $32.81      $30.90      $28.44      $26.78      $18.57      $17.48
Accumulation Unit value as of 12/31/96.......     $40.34      $37.80      $28.66      $26.85      $19.26      $18.05
Number of units outstanding as of 12/31/96...  2,485,512   4,660,979   1,292,105   2,419,661     350,349     512,967
                                                               JANUARY 1, 1997 TO DECEMBER 31, 1997
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/97.........     $40.34      $37.80      $28.66      $26.85      $19.26      $18.05
Accumulation Unit value as of 12/31/97.......     $50.50      $47.08      $31.03      $28.93      $20.02      $18.66
Number of units outstanding as of 12/31/97...  2,249,437   4,165,714   1,089,905   2,006,615     265,537     405,438
                                                               JANUARY 1, 1998 TO DECEMBER 31, 1998
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/98.........     $50.50      $47.08      $31.03      $28.93      $20.02      $18.66
Accumulation Unit value as of 12/31/98.......     $63.13      $58.57      $33.44      $31.02      $20.80      $19.29
Number of units outstanding as of 12/31/98...  1,933,808   3,643,423     931,798   1,700,099     211,707     345,170


NYLIAC MFA SEPARATE ACCOUNT II

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31, presented below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. You should read this information in conjunction with the Separate Accounts' financial statements and notes thereto, which appear in the Statement of Additional Information.

                                                               JANUARY 1, 1989 TO DECEMBER 31, 1989
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/89.........     $13.50      $13.17      $16.16      $15.73      $13.82      $13.48
Accumulation Unit value as of 12/31/89.......     $16.76      $16.27      $17.87      $17.31      $14.93      $14.48
Number of units outstanding as of 12/31/89...  2,227,862     486,052   2,256,246     407,608     928,897     145,821
                                                               JANUARY 1, 1990 TO DECEMBER 31, 1990
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/90.........     $16.76      $16.27      $17.87      $17.31      $14.93      $14.48
Accumulation Unit value as of 12/31/90.......     $15.54      $15.01      $18.94      $18.25      $15.96      $15.41
Number of units outstanding as of 12/31/90...  2,053,173     469,198   2,131,300     379,901   1,140,319     160,350

                                                               JANUARY 1, 1991 TO DECEMBER 31, 1991
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/91.........     $15.54      $15.01      $18.94      $18.25      $15.96      $15.41
Accumulation Unit value as of 12/31/91.......     $20.61      $19.80      $21.77      $20.87      $16.70      $16.04
Number of units outstanding as of 12/31/91...  2,131,325     452,668   2,280,073     366,317   1,008,342     145,561
                                                               JANUARY 1, 1992 TO DECEMBER 31, 1992
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/92.........     $20.61      $19.80      $21.77      $20.87      $16.70      $16.04
Accumulation Unit value as of 12/31/92.......     $22.90      $21.90      $23.28      $22.20      $17.07      $16.32
Number of units outstanding as of 12/31/92...  2,819,763     450,395   2,833,731     361,717   1,051,672     116,833
                                                               JANUARY 1, 1993 TO DECEMBER 31, 1993
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/93.........     $22.90      $21.90      $23.28      $22.20      $17.07      $16.32
Accumulation Unit value as of 12/31/93.......     $25.73      $24.48      $25.60      $24.30      $17.36      $16.51
Number of units outstanding as of 12/31/93...  3,212,290     451,814   3,085,495     329,502     696,844      89,155
                                                               JANUARY 1, 1994 TO DECEMBER 31, 1994
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/94.........     $25.73      $24.48      $25.60      $24.30      $17.36      $16.51
Accumulation Unit value as of 12/31/94.......     $25.72      $24.34      $24.43      $23.07      $17.81      $16.85
Number of units outstanding as of 12/31/94...  3,185,075     443,527   2,533,048     302,955     603,513      76,118
                                                               JANUARY 1, 1995 TO DECEMBER 31, 1995
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/95.........     $25.72      $24.34      $24.43      $23.07      $17.81      $16.85
Accumulation Unit value as of 12/31/95.......     $32.81      $30.90      $28.54      $26.82      $18.57      $17.48
Number of units outstanding as of 12/31/95...  2,964,118     428,464   2,176,703     276,158     638,761      66,541
                                                               JANUARY 1, 1996 TO DECEMBER 31, 1996
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/96.........     $32.81      $30.90      $28.54      $26.82      $18.57      $17.48
Accumulation Unit value as of 12/31/96.......     $40.34      $37.80      $28.76      $26.89      $19.26      $18.05
Number of units outstanding as of 12/31/96...  2,844,305     395,139   1,809,261     237,839     392,968      52,058
                                                               JANUARY 1, 1997 TO DECEMBER 31, 1997
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/97.........     $40.34      $37.80      $28.76      $26.89      $19.26      $18.05
Accumulation Unit value as of 12/31/97.......     $50.50      $47.08      $31.15      $28.98      $20.02      $18.66
Number of units outstanding as of 12/31/97...  2,637,755     367,664   1,514,468     202,918     340,280      40,605


                                                               JANUARY 1, 1998 TO DECEMBER 31, 1998
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/98.........     $50.50      $47.08      $31.15      $28.98      $20.02      $18.66
Accumulation Unit value as of 12/31/98.......     $63.13      $58.57      $33.57      $31.07      $20.80      $19.29
Number of units outstanding as of 12/31/98...  2,355,547     327,219   1,321,028     177,293     305,721      44,207


                              FINANCIAL STATEMENTS

     The audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1998, 1997 and 1996 and of the Separate Accounts (including the auditor's report) for the years ended December 31, 1998 and 1997 are included in the Statement of Additional Information.

                                     * * *

     This prospectus describes only the variable aspects of the policies, except where fixed aspects are specifically mentioned. See the policy itself for a description of the fixed aspects.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           AND THE SEPARATE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this prospectus, NYLIAC offers other life insurance policies and annuities.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $25.117 billion at the end of 1998. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.



     Year 2000 Readiness--We rely upon various computer systems to process all policy transactions and valuations. These systems are being adjusted to enable us to continue to administer the policies in Year 2000 and later. As is the case with most systems projects, risks and uncertainties exist, in part due to our reliance on systems that belong to service providers who are not affiliated with NYLIAC.



     We are devoting substantial resources to make all necessary systems modifications, and have received assurances from our service providers that they are taking all necessary steps to address Year 2000 modifications with respect to the computer systems that they use. Although we cannot give you guarantees, we expect that the necessary changes will be completed on time and in a way that will result in no disruption to our policy servicing operations.


     THE SEPARATE ACCOUNTS

     Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. Each Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of both the investment performance of the Fixed Account and any other separate account of NYLIAC.

     Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. In each case, each Investment Division invests solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are the MainStay VP Growth Equity Portfolio, the MainStay VP Bond Portfolio and the MainStay VP Cash Management Portfolio.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although we do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various contracts participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

     The Eligible Portfolios, along with their investment advisers, are listed in the following table:


              FUND           INVESTMENT ADVISERS        ELIGIBLE PORTFOLIOS
       MainStay VP Series  MacKay-Shields Financial       MainStay VP Cash
           Fund, Inc.            Corporation                 Management
       MainStay VP Series  Madison Square Advisors,  MainStay VP Growth Equity;
           Fund, Inc.                Inc.                 MainStay VP Bond

     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if we believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in our sole discretion, due to marketing, tax, investment or other conditions. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if, in our sole discretion, marketing, tax, investment or other conditions so warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights, the Separate Accounts may be operated as management companies under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy's value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Fund, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Fund.

     We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as "Non-Qualified Policies."

     The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:

        (1) pension, profit sharing, or annuity plans qualified under Sections 401 and 403(a) of the Internal Revenue Code (the Code):

        (2) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code;

        (3) individual retirement annuities (IRAs) meeting the requirements of
            Section 408(b) or 408(k) of the Code; or

        (4) deferred compensation plans with respect to service for state and local governments (and certain other entities) under Section 457 of the Code.


     We refer to policies purchased by these individuals for use with these plans as "Qualified Policies." (See "Federal Tax Matters" at page 27.)


     PURCHASE PAYMENTS

     For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000.

     For flexible premium policies, you can make purchase payments of at least $40 each at any time by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policy owner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders) are not more than the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999.

     For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.


     If we do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, then we may, in our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If we terminate your policy, we will pay you the policy's value in one lump sum. (See "Cancellations" at page 22.)


     TOTAL DISABILITY BENEFIT RIDER

     If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, we will credit a benefit amount as a purchase payment for your policy when you provide proof to us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, we are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

          (i) $1,000 for single premium policies or $500 for flexible premium policies or

          (ii) the total value of the Accumulation Units in the Investment Division.

     The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, we will transfer the entire value unless we determine otherwise. We reserve the right to limit the number of transfers to no more than four in any one Policy Year.


     Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account" at page 26.)



     Transfer requests must be in writing on a form we provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "Delay of Payments" at page 25.)


     ACCUMULATION PERIOD

     (a) Crediting of purchase payments

     You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the Common Stock Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.


     We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day we receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" at page 26 for a description of interest credited thereto.)


     (b) Valuation of Accumulation Units


     We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.


     POLICY OWNER INQUIRIES


     Your inquiries should be addressed to the Service Center that services your policy. (See page 10.)


                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from purchase payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, we deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, we deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

     For single premium policies, we keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

              POLICY YEAR OF PURCHASE PAYMENT                 SURRENDER CHARGE
              -------------------------------                 ----------------
1...........................................................         7%
2...........................................................         6%
3...........................................................         5%
4...........................................................         4%
5...........................................................         3%
6...........................................................         2%
7...........................................................         1%
8 and later.................................................         0%


     Under a single premium policy, for purposes of calculating the surrender charge, we treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.


     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

                        POLICY YEAR                           SURRENDER CHARGE
                        -----------                           ----------------
1-4.........................................................         7%
  5.........................................................         6%
  6.........................................................         5%
  7.........................................................         4%
  8.........................................................         3%
  9.........................................................         2%
 10.........................................................         1%
 11 and later...............................................         0%

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:


          (a) under a single premium policy, on amounts you withdraw in any one Policy Year which do not exceed 10% of the policy's value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See "The Fixed Account" at page 26);



          (b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See "Income Payments" at page 23);


          (c) if NYLIAC cancels the policy;

          (d) when we pay proceeds upon the death of the policy owner or the Annuitant; and

          (e) if the aggregate surrender charges under a policy will exceed 8.5% of the total purchase payments.


In addition, we will not assess a surrender charge to withdrawals from the Fixed Account in situations described under "The Fixed Account" at page 26.


     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, we will add any excess to our general funds.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services.

     (b) Administration Fee

     Prior to the date Income Payments are scheduled to begin for flexible premium policies, we impose an administration fee to cover the cost of providing policy administration services. This charge is equal, on an annual basis, to
 .50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including: (i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policy owners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

     (c) Policy Service Charge

     For flexible premium policies, we deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy's value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets of the Separate Accounts will indirectly reflect the Fund's total fees and expenses. The Fund's total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund's prospectus.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a purchase payment is received, (ii) when a surrender or cancellation occurs, or (iii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.


     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters" at page 27.) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS


     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy's value, at any time before Income Payments begin and while the Annuitant is living, by sending a written request to NYLIAC. The amount available for withdrawal is the policy's value on the Business Day on which we receive the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy's value on the established periodic partial withdrawal request date) less any surrender charges, any applicable policy fee and any premium taxes required by law to be deducted. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law) in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments" at page 25.)


     Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total purchase payments made.


     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General" at page 27.)


     (a) Surrenders


     We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. (See "Income Payments" at page 23.)


     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request.

     If a requested partial withdrawal is greater than the value in the Allocation Alternative from which you make the withdrawal, we will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell us how to allocate a partial withdrawal among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals


     You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See "Charges and Deductions" at page 18.)


     Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, we will send out a check for less than the scheduled amount and will cease future payments until we receive new instructions designating new Allocation Alternatives from which we can make the withdrawal.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy's value.

     CANCELLATIONS

     If we do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy's value to you in one lump sum.


     We will notify you in your annual report of our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, we will pay you the policy's value in one lump sum.


     RETIREMENT DATE

     The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or we pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by NYLIAC, provided that we receive written notice of the request at least one month before the last selected Retirement Date. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT DATE

     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date) dies prior to the Retirement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

          (a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

          (b) the policy's value.

     This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options.

     If the policy owner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and we will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policy owner has elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, all or part of these proceeds will be:


          (i) applied under options 1A or 1B. (See "Income Payments" at page 23.) However, we will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policy owner's death in one lump sum to the Beneficiary; or


          (ii) used to purchase an immediate annuity for the Beneficiary who will be the policy owner and Annuitant. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death.

     We determine the value of the proceeds at the end of the Business Day during which death occurs.

     For policies issued after January 18, 1985, if (a) the policy owner and the Annuitant are not the same person and the policy owner's spouse is the Beneficiary, or (b) the policy owner and the Annuitant are the same individual and the policy owner's spouse is the Beneficiary and the Contingent Annuitant, we will pay the proceeds to the surviving spouse if the policy owner dies before the Retirement Date or the surviving spouse can continue the policy as the new policy owner. Generally, we will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and we will pay benefits under the policy upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General" at page 27.)


     If the Annuitant and Joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.


     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments" at page 25.)


     INCOME PAYMENTS

     (a) Election of Income Payment Options

     You may select Income Payments that are either variable, fixed or a combination of both. At any time before the Retirement Date, you may change the Income Payment option or request any other method of payment we agree to. If an Income Payment option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

     In the event that an Income Payment option is not selected, we will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the "Annuity Benefit" section of the policy.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total purchase payments if the Annuitant dies before the actuarially predicted date of death.


     For Income Payment options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges" at page 19.)


     (b) Fixed Income Payments

     You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

          1A. Interest Accumulation. NYLIAC credits interest (at least 3 1/2% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.

          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3
      1/2% on the money remaining under the Income Payment option.

          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     (c) Variable Income Payments

     You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may also elect to have a portion or all of your policy's value used to provide Income Payments under one of the Variable Income Payment options described below:

          2A-V. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. You may withdraw the current value of any remaining Income Payments in whole or in part at any time before the expiration of the number of years elected.

          3A-V. Life Income-Guaranteed Period. NYLIAC will make an Income Payment each month during the lifetime of the payee. NYLIAC will make Income Payments for a guaranteed period of 5, 10, 15, or 20 years, as elected, even if the payee dies sooner.

          3C-V. Life Income-Joint and Survivor. NYLIAC will make an Income Payment each month during the joint lifetime of two payees, and continuing for the remaining lifetime of the survivor. NYLIAC will make Income Payments for a guaranteed period of 10 years, even if both payees die sooner.

     (d) Value of Variable Income Payments

     The value of Variable Income Payments will reflect the investment experience of the Common Stock Investment Division. You tell us the amount of the policy's value to apply to provide Variable Income Payments. We will purchase Annuity Units in the Common Stock Investment Division. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. The annuity tables in the policy, which are used to calculate the value of Variable Income Payments, are based on an "assumed investment result" of 4% (3 1/2% if the policy is issued for delivery in Florida or Texas). If the actual net investment experience exactly equals the "assumed investment result," then the Variable Income Payments will remain the same (equal to the first Income Payment). However, if actual investment experience exceeds the "assumed investment result," then the Income Payments will increase. Conversely, if actual experience is worse, the Income Payments will decrease.

     If a higher "assumed investment result" were used, the first Income Payment would be larger, but subsequent payments would increase more slowly or decrease more quickly.

     The value of all payments (both fixed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because the payments are expected to be made for a shorter period.

     We describe the method of computation of Variable Income Payments in more detail in the Statement of Additional Information.

     (e) Other Methods of Payment

     If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.


     A payee receiving payments under Income Payment options 1A, 1B, 2A, 2B or 2A-V may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.



     If a payee dies on or after the Retirement Date, we will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters" at page 27.)

     (f) Legal Developments Regarding Income Payments

     Income Payment options involving life income are based on annuity tables that provide the same benefit payments to men and women of the same age. In some states, however, the use of such tables is restricted to policies affected by the 1983 Supreme Court decision in Arizona Governing Committee v. Norris. In those states, Income Payment options involving life income will be based on annuity tables that provide different benefit payments to men and women of the same age, unless NYLIAC is requested to endorse the policy to use unisex actuarial tables in order to comply with the intent of the Norris decision. If a Policy is to be used in connection with an employment-related retirement or benefit plan, you should consider, in consultation with legal counsel, whether the policy should be endorsed to use unisex actuarial tables.

     In addition, legislation was introduced in Congress which, had it been enacted, would have required the use of tables that do not vary on the basis of sex for some or all annuities. Currently, several states have enacted such laws.

     (g) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Accounts under the policy within seven days of the date we receive all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission; or

          3. The Securities and Exchange Commission permits a delay for the protection of security holders.


     For the same reasons, we may delay transfers from the Separate Accounts to the Fixed Account.


     DESIGNATION OF BENEFICIARY

     Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

     However, if the policy owner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policy owner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

     (1) termination of employment in the Texas public institutions of higher education,

     (2) retirement, or

     (3) death.

     Accordingly, we will require a participant in the ORP (or the participant's estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)


     An employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 59 1/2, separate from service, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution. To the extent that these limitations on distributions conflict with the redeemability provisions of the Investment Company Act of 1940, NYLIAC relies upon the November 28, 1988 SEC "No-Action" letter for exemptive relief.


     Under the terms of your plan you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT


     The Fixed Account includes all of NYLIAC's assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account.


     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges


     We may apply surrender charges to withdrawals from the Fixed Account. (See "Surrender Charges" at page 18.) In addition to the "Exceptions to Surrender Charges" described at page 19, subject to any applicable state insurance law or regulation, we will not impose a surrender charge on any amount withdrawn from the Fixed Account if (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, we make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, we reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)


     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, we may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

          1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.


          2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy's value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy's value under the first exception to the imposition of surrender charges described under "Exceptions to Surrender Charges" at page 19. In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.

          3. For flexible premium policies, except as stated in (c)1 above, we do not permit transfers from the Fixed Account during the first ten Policy Years.


          4. For single premium policies, we permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, we permit transfers of at least the minimum amount after the first ten Policy Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $1,000 for single premium policies or $500 for flexible premium policies or (ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, we may include that amount in the transfer.



     For both single and flexible premium policies, we reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See "Transfers" at page 17.)


     You must make transfer requests in writing on a form NYLIAC provides.

     (d) General Matters

     We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     The Qualified Policies were designed for use by individuals in retirement plans which are intended to qualify for special income tax treatment under Sections 219, 401, 403, 408 or 457 of the Internal Revenue Code of 1986 (the "Code"). The ultimate effect of federal income taxes on the policy's value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased. It also depends on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a purchase payment. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that a policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the policy's value (i.e., "withdrawals") or as Income Payments under the Income Payment option elected. The exception to this rule is that, generally, a policy owner who is not a natural person must include in income any increase in the excess of the policy's value over the policy owner's investment in the contract during the taxable year with respect to purchase payments made after February 28, 1986. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy's value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. A special rule may apply to such surrenders or withdrawals from Qualified Policies with respect to investment in the contract as of December 31, 1986. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Withdrawal and annuity payments generally are subject to federal income tax withholding. However, recipients generally may elect not to have tax withheld from distributions, except that withholding is mandatory with respect to certain distributions from section 401(a), 403(a) and 403(b) plans.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before Income Payments begin, amounts received are first treated as taxable income to the extent that the policy's value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the policy's value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For Variable Income Payments, in general the taxable portion (prior to recovery of the investment in the contract) is determined by a formula which establishes a specific dollar amount of each Income Payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For Fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract. Thereafter, the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

     In the case of a distribution pursuant to a Qualified or Non-Qualified Policy, there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the policy owner's death or disability, or (3) received in substantially equal installments as a life annuity.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) after October 21, 1988 to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax advisor before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an annuitant or other beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner that are beyond the scope of this discussion. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and Beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection therewith. Policy owners under qualified plans should seek competent legal and tax advice regarding their particular circumstances.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP" plan. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuities on a tax-deferred basis.

          (c) Corporate Pension and Profit-Sharing Plans and H.R. 10
     Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to provide benefits under the plans.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local governments must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 3 1/2% of purchase payments or such other special arrangements, which may provide for the payment of higher commissions to a broker-dealer in connection with sales of the policies. Purchasers of policies will be informed prior to purchase of any applicable special arrangement.

                                 VOTING RIGHTS

     The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policy owners having a lesser role in governing the business of the Fund.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy's value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a Common Stock Investment Division by the net asset value per share of the Growth Equity Portfolio. The votes attributable to a policy decrease as the reserves allocated to a Common Stock Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    4
MAINSTAY VP SERIES FUND, INC. ..............................    6
GENERAL MATTERS.............................................    6
FEDERAL TAX MATTERS.........................................    7
DISTRIBUTOR OF THE POLICIES.................................    8
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    8
LEGAL PROCEEDINGS...........................................    8
INDEPENDENT ACCOUNTANTS.....................................    9
OTHER INFORMATION...........................................    9
FINANCIAL STATEMENTS........................................  F-1

--------------------------------------------------------------------------------

To obtain a Facilitator SAI, please call or send in this request form to the Service Center that services your policy.

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                       State                       Zip

The Facilitator:
A contemporary retirement annuity
for dynamic financial times
YOUR  STATEMENTS  OF
ADDITIONAL  INFORMATION

                                      LOGO

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE

                                FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                  MAY 1, 1999


     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 1999. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy (see page 10 of the prospectus.) Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Total Disability Benefit Rider.........................    2
     Valuation of Accumulation Units........................    2
     Computation of Variable Income Payments................    3
     Contingent Annuitant...................................    3
INVESTMENT PERFORMANCE CALCULATIONS.........................    4
     Money Market Investment Division.......................    4
     Bond Investment Division Yields........................    4
     Bond and Common Stock Standard Total Return
      Calculations..........................................    5
     Other Performance Data.................................    6
MAINSTAY VP SERIES FUND, INC. ..............................    6
GENERAL MATTERS.............................................    6
FEDERAL TAX MATTERS.........................................    7
     Taxation of New York Life Insurance and Annuity
      Corporation...........................................    7
     Tax Status of the Policies.............................    7
DISTRIBUTOR OF THE POLICIES.................................    8
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    8
LEGAL PROCEEDINGS...........................................    8
INDEPENDENT ACCOUNTANTS.....................................    9
OTHER INFORMATION...........................................    9
FINANCIAL STATEMENTS........................................  F-1


* Facilitator(R) is NYLIAC's registered service mark for the policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the policies, to supplement the description in the prospectus.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

     The benefit amount for each month during a period of total disability will be determined as follows:

     (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders) paid or credited within the 60 months before the disability began;

     (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

     (c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.


     However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters--Qualified Plans" at page 28 of the prospectus.)


     For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policy owner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day ("Valuation Period") is determined by the following formula:

                                   (a/b) - c

Where:(a) = the result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

               (2) the per share amount of any dividend or capital gain
                   distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

               (3) a charge or credit, if any, for taxes;

             (b) = the net result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

               (2) a charge or credit, if any, for taxes; and

          (c) = a factor representing the charges deducted from the applicable Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     COMPUTATION OF VARIABLE INCOME PAYMENTS

     Monthly Income Payments on a variable basis are computed as follows. The policy's value (or portion of the policy's value used to provide Variable Income Payments) is applied under the table contained in the policy corresponding to the payment method elected by the policy owner. This will produce a dollar amount which is the first monthly payment.

     In order to determine subsequent monthly payments, the policy is credited with Annuity Units in the Investment Divisions of the Separate Accounts corresponding to the Growth Equity Portfolio. The policy value you tell us to apply to provide Variable Income Payments will be used to purchase Annuity Units in the Common Stock Investment Division. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. The number of Annuity Units credited is determined by dividing the first monthly payment by the value of one Annuity Unit on the date Income Payments begin. Thereafter, each monthly payment is calculated by multiplying the number of Annuity Units so credited by the value of an Annuity Unit on the last Business Day that is at least 10 calendar days prior to the date of that monthly payment.

     For Variable Income Payment options, the value of Annuity Units in the Common Stock Investment Division is determined each Business Day by multiplying the value of the Annuity Unit for the immediately preceding Business Day by the product of:

          (i) the Net Investment Factor for the Common Stock Investment Division adjusted to reflect a factor of 1.25% for the mortality and expense risk charges deducted from the Separate Account on a daily basis, and

          (ii) a discount factor of .99989255 (.99990575 if the policy is issued for delivery in Florida or Texas) to recognize the assumed investment result. Under these policies, the assumed investment result is 4% (3 1/2% if the policy is issued for delivery in Florida or Texas). If the Net Investment Factor of the Common Stock Investment Division exceeds the assumed investment result on an annual basis, monthly payments will be increased. If the Net Investment Factor is less, monthly payments will decrease.

     CONTINGENT ANNUITANT

     The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before Income Payments begin if the policy owner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.


     If prior to the date Income Payments begin, while the policy owner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policy owner if earlier. All policy owner rights and the benefits provided under the policy will continue during the lifetime of the Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider" at page 17 of the prospectus and at page 2 of this Statement of Additional Information.) After the policy is issued, the Contingent Annuitant may be deleted but not changed.



     The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters" at page 27 of the prospectus.)


                      INVESTMENT PERFORMANCE CALCULATIONS

     MONEY MARKET INVESTMENT DIVISION

     NYLIAC calculates the Money Market Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division will be lower than the yield for the Cash Management Portfolio of the Fund.

     NYLIAC also calculates the effective yield of the Money Market Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in a Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses.


     For the seven-day period ending December 31, 1998, the annualized yields for the single premium policies for the Money Market Investment Division were 4.22% for NYLIAC MFA Separate Account I and 4.23% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the Money Market Investment Division were 3.65% for NYLIAC MFA Separate Account I and 3.73% for NYLIAC MFA Separate Account II.



     For the seven-day period ending December 31, 1998, the effective yield for the single premium policies for the Money Market Investment Division was 4.31% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the Money Market Investment Division were 3.72% for NYLIAC MFA Separate Account I and 3.79% for NYLIAC MFA Separate Account II.


     BOND INVESTMENT DIVISION YIELDS

     NYLIAC may from time to time disclose the current annualized yield of the Bond Investment Division for 30-day periods. The annualized yield of a Bond Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:


                                       a-b   6
                            YIELD = 2((---+1) -1)
                                       cd


Where:  a = net investment income earned during the period by the Portfolio attributable to shares owned by the Bond Investment Division.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.

     Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Bond Portfolio of the Fund, and its operating expenses.


     For the 30-day period ended December 31, 1998, the annualized yields for the Bond Investment Divisions were 3.57% and 3.07% respectively, for single premium policies and flexible premium policies.


     BOND AND COMMON STOCK STANDARD TOTAL RETURN CALCULATIONS

     NYLIAC may from time to time also calculate average annual total returns for one or more of the Bond or Common Stock Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                      n
                                P(1+T)  = ERV


Where: P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all policy owner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.


     For the one, five, and ten year periods ending December 31, 1998, and the period from January 23, 1984 to December 31, 1998, respectively, the average annual total returns for the single premium policies for the Bond Investment Division were 0.22%, 4.92%, 7.60%, and 8.23%, respectively, for NYLIAC MFA Separate Account I, and 0.22%, 4.92%, 7.60%, and 8.27%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Bond Investment Division were -0.28%, 3.75%, 6.96%, and 7.70%, respectively, for NYLIAC MFA Separate Account I, and -0.28%, 3.75%, 6.96%, and 7.72%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five, and ten year periods ending December 31, 1998, and the period from January 23, 1984 to December 31, 1998, respectively, the average annual total returns for the single premium policies for the Common Stock Investment Division were 16.27%, 18.93%, 16.76%, and 13.28%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were 15.69%, 17.60%, 16.06%, and 12.71%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five, and ten year periods ending December 31, 1998, and the period from January 18, 1985 to December 31, 1998, respectively, the average annual total returns for the single premium policies for the Common Stock Investment Division were 16.27%, 18.93%, 16.76%, and 14.24%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were 15.69%, 17.60%, 16.06%, and 13.55%, respectively, for NYLIAC MFA Separate Account II.

OTHER PERFORMANCE DATA

     NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The nonstandard format will be identical to the standard format except that the surrender charge will not be reflected.


     Using the non-standard format, for the one, five, and ten year periods ending December 31, 1998, and the period from January 23, 1984 to December 31, 1998, respectively, the average annual total returns for the single premium policies for the Bond Investment Division were 7.76%, 5.56%, 7.60%, and 8.23%, respectively, for NYLIAC MFA Separate Account I, and 7.76%, 5.56%, 7.60%, and 8.27%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Bond Investment Division were 7.23%, 5.04%, 7.06%, and 7.70%, respectively, for NYLIAC MFA Separate Account I, and 7.23%, 5.04%, 7.06%, and 7.72%, respectively, for NYLIAC MFA Separate Account II.



     For the one, five, and ten year periods ending December 31, 1998, and the period from January 23, 1984 to December 31, 1998, respectively, the average annual total returns for the single premium policies for the Common Stock Investment Division were 25.02%, 19.66%, 16.76%, and 13.28%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were 24.40%, 19.06%, 16.18%, and 12.71%, respectively, for NYLIAC MFA Separate Account I.



     For the one, five, and ten year periods ending December 31, 1997, and the period from January 18, 1985 to December 31, 1998, respectively, the average annual total returns for the single premium policies for the Common Stock Investment Division were 25.02%, 19.66%, 16.76%, and 14.24%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the Common Stock Investment Division were 24.40%, 19.06%, 16.18%, and 13.63%, respectively, for NYLIAC MFA Separate Account II.


     NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

                                 CTR = ERV/P-1

Where: CTR = the cumulative total return net of an Investment Division recurring charges for the period


       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof)


         P = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

                         MAINSTAY VP SERIES FUND, INC.

     The MainStay VP Series Fund, Inc. is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

     The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.


     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the purchase payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 25 of the prospectus.)


     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, a Non-Qualified Policy or any interest in it, may be assigned by the policy owner before Income Payments begin and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 27 of the Prospectus.)


     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the policy as an annuity.

     INCONTESTABILITY. The policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Accounts are reinvested and are taken into account in determining a policy's value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Accounts, through the Fund, intend to comply with the diversification requirements prescribed under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a Separate Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, we reserve the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Accounts or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after Income Payments begin and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before Income Payments begin, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The owner's Beneficiary is the person to whom ownership of the policy passes by reason of death and must be a natural person. If the Beneficiary is the policy owner's surviving spouse, the policy may be continued with the surviving spouse as the new policy owner. If the owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-qualified Policies issued after January 18, 1985 contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued. Thus, no assurance can be given that the provisions contained in such policies issued after January 18, 1985 satisfy all such Code requirements. The provisions contained in Non-Qualified Policies issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES


     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For the year ended December 31, 1996, 1997 and 1998, the aggregate amount of underwriting commissions paid to NYLIFE Distributors Inc. was $1,170,817, $1,221,372 and $1,285,844, respectively, of which $585,409, $610,686 and $642,922, respectively, was retained by them.


     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     The Separate Accounts hold title to the assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Accounts.

     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Accounts. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first policy year, reports containing such information as may be required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.



                            INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, independent accountants, audited the annual financial statements of the Separate Accounts and NYLIAC. Their reports appear in this Statement of Additional Information. The financial statements included in this Statement of Additional Information have been included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits the registration statement has been included in this Statement of Additional Information. We intend the statements contained in this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

                                                  NYLIAC MFA SEPARATE ACCOUNTS-I

                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998


                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $122,483,942   $214,355,903   $ 31,254,831   $ 52,974,920   $  4,416,677   $  6,687,629

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       401,740        972,199         96,113        234,324         13,925         28,290
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $122,082,202   $213,383,704   $ 31,158,718   $ 52,740,596   $  4,402,752   $  6,659,339
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 1,933,808; 3,643,423;
      931,798; 1,700,099; 211,707;
      345,170, respectively.............  $122,082,202   $213,383,704   $ 31,158,718   $ 52,740,596   $  4,402,752   $  6,659,339
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      63.13   $      58.57   $      33.44   $      31.02   $      20.80   $      19.29
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 92,259,039   $157,084,526   $ 31,256,758   $ 51,422,131   $  4,416,645   $  6,687,598
                                          ============   ============   ============   ============   ============   ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1998


                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    894,167   $  1,562,249   $  1,634,385   $  2,757,329   $    234,618   $    344,988
  Mortality and expense risk charges....    (1,460,503)    (3,510,922)      (398,446)      (960,075)       (57,254)      (118,097)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (566,336)    (1,948,673)     1,235,939      1,797,254        177,364        226,891
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    20,959,131     30,743,835      7,905,044     10,446,433      1,981,587      2,056,000
  Cost of investments sold..............   (14,600,914)   (17,733,882)    (7,666,341)    (9,305,325)    (1,981,584)    (2,056,085)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     6,358,217     13,009,953        238,703      1,141,108              3            (85)
  Realized gain distribution received...     9,090,185     15,881,971        802,262      1,353,476             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    11,324,734     17,478,811        108,930       (453,461)            27            126
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    26,773,136     46,370,735      1,149,895      2,041,123             30             41
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (70,695)      (170,653)        (5,876)       (14,113)          (549)        (1,129)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 26,136,105   $ 44,251,409   $  2,379,958   $  3,824,264   $    176,845   $    225,803
                                          ============   ============   ============   ============   ============   ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1998
and December 31, 1997


                                                                                 COMMON STOCK
                                                                             INVESTMENT DIVISIONS
                                                      ------------------------------------------------------------------
                                                              SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                 POLICIES                            POLICIES
                                                      ------------------------------      ------------------------------
                                                          1998              1997              1998              1997
                                                      ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................  $   (566,336)     $   (564,116)     $ (1,948,673)     $ (1,931,412)
    Net realized gain (loss) on investments.........     6,358,217         4,215,822        13,009,953         8,950,270
    Realized gain distribution received.............     9,090,185        14,771,244        15,881,971        25,537,359
    Change in unrealized appreciation (depreciation)
      on investments................................    11,324,734         5,780,475        17,478,811         8,692,840
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by
      Separate Account..............................       (70,695)          (51,898)         (170,653)         (126,748)
                                                      ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations.............................    26,136,105        24,151,527        44,251,409        41,122,309
                                                      ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments..................       867,915           754,147         3,915,025         4,629,389
    Policyowners' surrenders........................   (17,529,095)      (11,263,827)      (31,093,451)      (27,429,297)
    Policyowners' annuity and death benefits........      (328,002)       (1,293,819)         (909,451)       (1,085,309)
    Net transfers from (to) Fixed Account...........       636,061           504,772           887,298         1,204,503
    Transfers between Investment Divisions..........    (1,288,107)          466,315           210,211         1,492,856
                                                      ------------      ------------      ------------      ------------
      Net contributions and withdrawals.............   (17,641,228)      (10,832,412)      (26,990,368)      (21,187,858)
                                                      ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.........     8,494,877        13,319,115        17,261,041        19,934,451
TOTAL EQUITY:
    Beginning of year...............................   113,587,325       100,268,210       196,122,663       176,188,212
                                                      ------------      ------------      ------------      ------------
    End of year.....................................  $122,082,202      $113,587,325      $213,383,704      $196,122,663
                                                      ============      ============      ============      ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES




                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1998           1997           1998           1997           1998           1997           1998           1997
    ---------------------------------------------------------------------------------------------------------------------
    $  1,235,939   $  1,689,631   $  1,797,254   $  2,598,722   $    177,364   $    228,081   $    226,891   $    287,523
         238,703        193,056      1,141,108        968,705              3           (112)           (85)          (239)
         802,262         95,013      1,353,476        163,372             --             --             --             --
         108,930        766,951       (453,461)       705,665             27            184            126            342
          (5,876)        (6,734)       (14,113)       (16,251)          (549)          (391)        (1,129)        (1,000)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,379,958      2,737,917      3,824,264      4,420,213        176,845        227,762        225,803        286,626
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         380,797        149,719      1,248,734      1,770,297         22,211         53,680        256,021        335,693
      (6,440,695)    (4,949,859)    (9,697,341)   (10,332,134)    (1,384,586)    (1,892,719)    (1,679,773)    (2,748,767)
         (97,091)      (262,993)      (254,292)      (511,771)         1,261        (15,502)       (68,684)       (72,602)
         117,867        (13,052)       129,666       (186,189)        (5,137)      (212,192)         1,871        (76,561)
         997,456       (868,097)      (565,295)    (2,077,747)       276,610        407,401        357,038        585,963
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (5,041,666)    (5,944,282)    (9,138,528)   (11,337,544)    (1,089,641)    (1,659,332)    (1,133,527)    (1,976,274)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,661,708)    (3,206,365)    (5,314,264)    (6,917,331)      (912,796)    (1,431,570)      (907,724)    (1,689,648)
      33,820,426     37,026,791     58,054,860     64,972,191      5,315,548      6,747,118      7,567,063      9,256,711
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 31,158,718   $ 33,820,426   $ 52,740,596   $ 58,054,860   $  4,402,752   $  5,315,548   $  6,659,339   $  7,567,063
    ============   ============   ============   ============   ============   ============   ============   ============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       F-3

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998


                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $149,190,568   $ 19,251,450   $ 44,482,903   $  5,532,735   $  6,377,846   $    856,228

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................       483,514         87,245        141,467         24,168         19,890          3,344
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $148,707,054   $ 19,164,205   $ 44,341,436   $  5,508,567   $  6,357,956   $    852,884
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,355,547; 327,219;
      1,321,028; 177,293; 305,721;
      44,207, respectively..............  $148,707,054   $ 19,164,205   $ 44,341,436   $  5,508,567   $  6,357,956   $    852,884
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      63.13   $      58.57   $      33.57   $      31.07   $      20.80   $      19.29
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $112,825,145   $ 14,601,743   $ 44,532,714   $  5,468,593   $  6,377,794   $    856,226
                                          ============   ============   ============   ============   ============   ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1998


                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $  1,086,899   $    140,042   $  2,312,094   $    287,274   $    327,897   $     37,952
  Mortality and expense risk charges....    (1,737,232)      (313,787)      (570,421)       (98,795)       (80,029)       (12,993)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (650,333)      (173,745)     1,741,673        188,479        247,868         24,959
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    19,129,549      2,903,786      8,322,044      1,017,783      2,489,402        412,858
  Cost of investments sold..............   (13,735,713)    (1,854,558)    (8,185,830)      (890,941)    (2,489,385)      (412,855)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain on
        investments.....................     5,393,836      1,049,228        136,214        126,842             17              3
  Realized gain distributions
    received............................    11,049,518      1,423,685      1,134,926        141,013             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......    15,285,530      1,681,228        394,096        (61,254)            23              1
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    31,728,884      4,154,141      1,665,236        206,601             40              4
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (83,962)       (15,209)        (8,365)        (1,451)          (758)          (121)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 30,994,589   $  3,965,187   $  3,398,544   $    393,629   $    247,150   $     24,842
                                          ============   ============   ============   ============   ============   ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES
















                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1998
and December 31, 1997


                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              1998              1997              1998              1997
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (650,333)     $   (632,338)     $   (173,745)     $   (166,662)
    Net realized gain (loss) on investments.............     5,393,836         3,780,534         1,049,228           672,393
    Realized gain distribution received.................    11,049,518        17,319,759         1,423,685         2,253,166
    Change in unrealized appreciation (depreciation) on
      investments.......................................    15,285,530         7,321,265         1,681,228           835,447
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................       (83,962)          (59,410)          (15,209)          (11,378)
                                                          ------------      ------------      ------------      ------------
      Net increase in total equity resulting from
        operations......................................    30,994,589        27,729,810         3,965,187         3,582,966
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        13,517           698,016           219,509           265,718
    Policyowners' surrenders............................   (14,197,642)       (9,979,186)       (1,843,270)       (1,552,399)
    Policyowners' annuity and death benefits............    (1,742,537)       (1,846,691)         (239,308)         (201,003)
    Net transfers from (to) Fixed Account...............     1,087,585         1,261,793           (34,395)           41,777
    Transfers between Investment Divisions..............      (644,487)          558,642          (213,208)          236,080
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................   (15,483,564)       (9,307,426)       (2,110,672)       (1,209,827)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............    15,511,025        18,422,384         1,854,515         2,373,139
TOTAL EQUITY:
  Beginning of year.....................................   133,196,029       114,773,645        17,309,690        14,936,551
                                                          ------------      ------------      ------------      ------------
  End of year...........................................  $148,707,054      $133,196,029      $ 19,164,205      $ 17,309,690
                                                          ============      ============      ============      ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES



                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1998           1997           1998           1997           1998           1997           1998           1997
    ---------------------------------------------------------------------------------------------------------------------
    $  1,741,673   $  2,364,287   $    188,479   $    264,234   $    247,868   $    282,567   $     24,959   $     28,141
         136,214        363,480        126,842         90,798             17            (40)             3            (17)
       1,134,926        133,101        141,013         16,538             --             --             --             --
         394,096        995,883        (61,254)        73,994             23            129              1             27
          (8,365)        (9,453)        (1,451)        (1,640)          (758)          (466)          (121)           (99)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,398,544      3,847,298        393,629        443,924        247,150        282,190         24,842         28,052
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (83,812)       195,193         82,767        104,100         24,345        (11,970)        14,107         22,330
      (6,156,145)    (6,748,806)      (730,095)      (808,651)      (998,881)    (1,228,154)      (147,788)      (118,945)
        (600,364)    (1,409,901)      (132,284)      (109,111)       (53,573)       (31,260)          (120)        (1,760)
         281,773         57,010          4,704        (17,535)        12,618        (43,738)         1,306         (4,291)
         328,723       (810,766)         9,933       (129,141)       314,490        276,812        202,684       (106,939)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (6,229,825)    (8,717,270)      (764,975)      (960,338)      (701,001)    (1,038,310)        70,189       (209,605)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,831,281)    (4,869,972)      (371,346)      (516,414)      (453,851)      (756,120)        95,031       (181,553)
      47,172,717     52,042,689      5,879,913      6,396,327      6,811,807      7,567,927        757,853        939,406
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 44,341,436   $ 47,172,717   $  5,508,567   $  5,879,913   $  6,357,956   $  6,811,807   $    852,884   $    757,853
    ============   ============   ============   ============   ============   ============   ============   ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       F-7

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
N
    YLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a
wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by New York Life Insurance and Annuity Corporation.
  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I and Separate Account-II and the Fixed Account of New York Life Insurance and Annuity Corporation.
  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1998, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:



                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    5,187         9,077         2,363         4,005         4,417          6,688
Identified cost*...........................  $92,259       $157,085      $31,257       $51,422       $ 4,417       $  6,688
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    6,318           815         3,363           418         6,378            856
Identified cost*...........................  $112,825      $14,602       $44,533       $ 5,469       $ 6,378       $    856


* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1998 were as follows:


                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $11,808       $17,608       $ 4,882       $ 4,415       $ 1,065       $  1,141
Proceeds from sales........................   20,959        30,744         7,905        10,446         1,982          2,056
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $14,019       $ 2,037       $ 4,947       $   578       $ 2,033       $    508
Proceeds from sales........................   19,130         2,904         8,322         1,018         2,489            413


--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.


--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At December 31, 1998, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:


                                                    COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                               ----------------------      ----------------------      ----------------------
                                                SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                               PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                               POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                                         --------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $ 1,386       $(1,623)      $   230       $ 5,108       $  (745)      $    618
Accumulated net investment income (loss).....    1,824        (3,318)       27,931        42,436         5,178          6,093
Accumulated net realized gain (loss) on
  investments and realized gain distributions
  received...................................   88,971       161,864         3,167         3,982            (1)            (1)
Unrealized appreciation (depreciation) on
  investments................................   30,225        57,271            (2)        1,553            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (324)         (810)         (167)         (338)          (29)           (51)
                                               --------      --------      --------      --------      --------      --------
Net amount applicable to Policyowners........  $122,082      $213,384      $31,159       $52,741       $ 4,403       $  6,659
                                               ========      ========      ========      ========      ========      ========
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $14,527       $   451       $   947       $   (20)      $   209       $    101
Accumulated net investment income (loss).....    1,763          (270)       39,435         4,842         6,187            762
Accumulated net realized gain (loss) on
  investments and realized gain distributions
  received...................................   96,415        14,404         4,286           670            (1)            --
Unrealized appreciation (depreciation) on
  investments................................   36,365         4,650           (50)           64            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (363)          (71)         (277)          (47)          (37)           (10)
                                               --------      --------      --------      --------      --------      --------
Net amount applicable to Policyowners........  $148,707      $19,164       $44,341       $ 5,509       $ 6,358       $    853
                                               ========      ========      ========      ========      ========      ========

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
T
    ransactions in accumulation units were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                1998           1997           1998           1997
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................      15             17             76            112
Units redeemed on surrenders................................    (316)          (270)          (611)          (663)
Units redeemed on annuity and death benefits................      (3)            (6)            (8)            (6)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      12             11             17             27
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (23)            11              3             35
                                                               -----          -----          -----          -----
    Net decrease............................................    (315)          (237)          (523)          (495)
Units outstanding, beginning of year........................   2,249          2,486          4,166          4,661
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,934          2,249          3,643          4,166
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued (redeemed) on premium payments.................       1             16              4              6
Units redeemed on surrenders................................    (258)          (233)           (38)           (38)
Units redeemed on annuity and death benefits................     (30)           (28)            (2)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      19             28             (1)             1
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (14)            11             (4)             6
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (282)          (206)           (41)           (27)
Units outstanding, beginning of year........................   2,638          2,844            368            395
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   2,356          2,638            327            368
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      1998       1997       1998       1997       1998       1997       1998       1997
    -------------------------------------------------------------------------------------
        12          5         42         65          1          3         14         18
      (202)      (170)      (331)      (390)       (68)       (96)       (90)      (151)
        (1)        (6)        (3)        (5)        --         (1)        (2)        (3)
         4         (1)         4         (7)        --        (11)        --         (4)
        29        (30)       (19)       (76)        13         21         18         32
     -----      -----      -----      -----      -----      -----      -----      -----
      (158)      (202)      (307)      (413)       (54)       (84)       (60)      (108)
     1,090      1,292      2,007      2,420        266        350        405        513
     -----      -----      -----      -----      -----      -----      -----      -----
       932      1,090      1,700      2,007        212        266        345        405
     =====      =====      =====      =====      =====      =====      =====      =====
        (2)         7          3          4          1         (1)         1          1
      (192)      (248)       (27)       (31)       (48)       (63)        (9)        (6)
       (18)       (29)        (2)        (2)        (3)        (1)        --         --
         9          2         --         (1)         1         (2)        --         --
        10        (27)        --         (5)        15         14         11         (6)
     -----      -----      -----      -----      -----      -----      -----      -----
      (193)      (295)       (26)       (35)       (34)       (53)         3        (11)
     1,514      1,809        203        238        340        393         41         52
     -----      -----      -----      -----      -----      -----      -----      -----
     1,321      1,514        177        203        306        340         44         41
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account-I and Separate Account-II:



                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
             COMMON STOCK INVESTMENT DIVISIONS                 1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $50.50      $40.34      $32.81      $25.72      $25.73
Net investment income (loss)................................   (0.27)      (0.24)      (0.12)         --        0.03
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   12.90       10.40        7.65        7.09       (0.04)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $63.13      $50.50      $40.34      $32.81      $25.72
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $50.50      $40.34      $32.81      $25.72      $25.73
Net investment income (loss)................................   (0.26)      (0.23)      (0.12)         --        0.03
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   12.89       10.39        7.65        7.09       (0.04)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $63.13      $50.50      $40.34      $32.81      $25.72
                                                              ======      ======      ======      ======      ======



                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $47.08      $37.80      $30.90      $24.34      $24.48
Net investment loss.........................................   (0.50)      (0.44)      (0.29)      (0.14)      (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   11.99        9.72        7.19        6.70       (0.05)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $58.57      $47.08      $37.80      $30.90      $24.34
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $47.08      $37.80      $30.90      $24.34      $24.48
Net investment loss.........................................   (0.50)      (0.43)      (0.29)      (0.14)      (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   11.99        9.71        7.19        6.70       (0.05)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $58.57      $47.08      $37.80      $30.90      $24.34
                                                              ======      ======      ======      ======      ======


+ Per unit data based on average monthly units outstanding during each year.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


--------------------------------------------------------------------------------


                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                 BOND INVESTMENT DIVISIONS                     1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $31.03      $28.66      $28.44      $24.34      $25.51
Net investment income.......................................    1.25        1.42        1.29        1.30        1.22
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.16        0.95       (1.07)       2.80       (2.39)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $33.44      $31.03      $28.66      $28.44      $24.34
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $31.15      $28.76      $28.54      $24.43      $25.60
Net investment income.......................................    1.23        1.42        1.30        1.31        1.19
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.19        0.97       (1.08)       2.80       (2.36)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $33.57      $31.15      $28.76      $28.54      $24.43
                                                              ======      ======      ======      ======      ======



                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $28.93      $26.85      $26.78      $23.03      $24.26
Net investment income.......................................    0.98        1.18        1.14        1.16        1.11
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.11        0.90       (1.07)       2.59       (2.34)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $31.02      $28.93      $26.85      $26.78      $23.03
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $28.98      $26.89      $26.82      $23.07      $24.30
Net investment income.......................................    1.00        1.20        1.13        1.15        1.10
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    1.09        0.89       (1.06)       2.60       (2.33)
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $31.07      $28.98      $26.89      $26.82      $23.07
                                                              ======      ======      ======      ======      ======


+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------


                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
             MONEY MARKET INVESTMENT DIVISIONS                 1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $20.02      $19.26      $18.57      $17.81      $17.36
Net investment income.......................................    0.78        0.76        0.69        0.76        0.45
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.80      $20.02      $19.26      $18.57      $17.81
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $20.02      $19.26      $18.57      $17.81      $17.36
Net investment income.......................................    0.78        0.76        0.69        0.76        0.45
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.80      $20.02      $19.26      $18.57      $17.81
                                                              ======      ======      ======      ======      ======



                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                              ------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $18.66      $18.05      $17.48      $16.85      $16.51
Net investment income.......................................    0.63        0.61        0.57        0.63        0.34
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $19.29      $18.66      $18.05      $17.48      $16.85
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $18.66      $18.05      $17.48      $16.85      $16.51
Net investment income.......................................    0.63        0.61        0.57        0.63        0.34
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $19.29      $18.66      $18.05      $17.48      $16.85
                                                              ======      ======      ======      ======      ======


+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II) at December 31, 1998, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 with the MainStay VP Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1998       1997
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $13,081    $12,170
  Held to maturity, at amortized cost                             725        801
Equity securities                                                 100         83
Mortgage loans                                                  1,622      1,305
Real estate                                                       116        151
Policy loans                                                      491        481
Other long-term investments                                        26         20
                                                              -------    -------
     Total investments                                         16,161     15,011

Cash and cash equivalents                                         948        773
Deferred policy acquisition costs                                 859        688
Other assets                                                      297        345
Separate account assets                                         6,852      4,315
                                                              -------    -------
     Total Assets                                             $25,117    $21,132
                                                              =======    =======
                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $14,709    $13,716
Future policy benefits                                            315        276
Policy claims                                                      60         55
Deferred taxes                                                    101         93
Other liabilities                                                 992        727
Separate account liabilities                                    6,792      4,303
                                                              -------    -------
     Total Liabilities                                         22,969     19,170

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive income                            201        157
Retained earnings                                               1,442      1,300
                                                              -------    -------
     Total stockholder's equity                                 2,148      1,962
                                                              -------    -------
     Total liabilities and stockholder's equity               $25,117    $21,132
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  293    $  271    $  236
  Net investment income                                        1,115     1,066     1,048
  Investment gains, net                                           56       126        65
  Other income                                                   122        78        56
                                                              ------    ------    ------
     Total revenues                                            1,586     1,541     1,405
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           784       748       723
  Policyholder benefits                                          175       141       117
  Operating expenses                                             405       352       299
                                                              ------    ------    ------
     Total expenses                                            1,364     1,241     1,139
                                                              ------    ------    ------
Income before Federal income taxes                               222       300       266
Federal income taxes:
  Current                                                         97       114       121
  Deferred                                                       (17)       (1)      (24)
                                                              ------    ------    ------
     Total Federal income taxes                                   80       113        97
                                                              ------    ------    ------
Net income                                                    $  142    $  187    $  169
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF COMPREHENSIVE INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              1998     1997      1996
                                                              -----    -----    ------
                                                                   (IN MILLIONS)
Net Income                                                    $142     $187     $ 169
  Other comprehensive income, net of tax:
     Unrealized gains on securities:
       Unrealized holding gains arising during period           79       --        --
       Unrealized holding gains arising during period,
        including reclassification adjustments                  --       89      (159)
       Less: reclassification adjustment for gains included
        in net income                                           35       --        --
                                                              ----     ----     -----
  Other comprehensive income                                    44       89      (159)
                                                              ----     ----     -----
Comprehensive income                                          $186     $276     $  10
                                                              ====     ====     =====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Stockholder's equity, beginning of year                       $1,962    $1,686    $1,676
Net Income                                                       142       187       169
Other comprehensive income                                        44        89      (159)
                                                              ------    ------    ------
Stockholder's equity, end of year                             $2,148    $1,962    $1,686
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1998        1997       1996
                                                              -------    --------    -------
                                                                      (IN MILLIONS)
Cash Flows from Operating Activities:
  Net income                                                  $   142    $    187    $   169
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  2         (43)       (18)
     Net capitalization of deferred policy acquisition costs     (192)        (85)       (44)
     Universal life and annuity fees                             (198)       (202)      (188)
     Interest credited to policyholders' account balances         784         748        723
     Net realized investment gains                                (56)       (126)       (65)
     Deferred income taxes                                        (17)         (1)       (24)
     (Increase) decrease in net separate account assets           (42)         30          6
     Increase (decrease) in loaned securities                     425          --         --
     (Increase) decrease in other assets and other
      liabilities                                                 (90)        126       (127)
     Increase (decrease) in policy claims                           4          (2)       (24)
     Increase (decrease) in future policy benefits                 39          25         18
                                                              -------    --------    -------
          Net cash provided by operating activities               801         657        426
                                                              -------    --------    -------
Cash Flows from Investing Activities:
  Proceeds from sale of available for sale fixed maturities     5,325      13,378      5,787
  Proceeds from maturity of available for sale fixed
     maturities                                                 1,610       1,137      1,505
  Proceeds from sale of held to maturity fixed securities          --           3         --
  Proceeds from maturity of held to maturity fixed
     maturities                                                   102         112        141
  Proceeds from sale of equity securities                          77         140         47
  Proceeds from repayment of mortgage loans                       238         220        143
  Proceeds from sale of real estate and other invested
     assets                                                        47          40         59
  Cost of available for sale fixed maturities acquired         (7,670)    (14,391)    (7,447)
  Cost of held to maturity fixed maturities acquired              (49)       (281)       (95)
  Cost of equity securities acquired                              (83)       (163)       (43)
  Cost of mortgage loans acquired                                (558)       (413)      (280)
  Cost of real estate and other invested assets acquired          (20)        (29)       (43)
  Policy loans                                                    (10)        (17)       (29)
  Securities sold under agreements to repurchase (net)            (45)        134        (37)
                                                              -------    --------    -------
          Net cash used in investing activities                (1,036)       (130)      (292)
                                                              -------    --------    -------
Cash Flows from Financing Activities:
  Policyholders' account balances:
     Deposits                                                   1,493       1,189        929
     Withdrawals                                               (1,151)     (1,235)    (1,188)
  Net transfers from the separate accounts                         67          58         33
                                                              -------    --------    -------
          Net cash provided (used) by financing activities        409          12       (226)
                                                              -------    --------    -------
Effect of exchange rate changes on cash and cash equivalents        1          (2)         2
                                                              -------    --------    -------
Net increase (decrease) in cash and cash equivalents              175         537        (90)
                                                              -------    --------    -------
Cash and cash equivalents, beginning of year                      773         236        326
                                                              -------    --------    -------
Cash and cash equivalents, end of year                        $   948    $    773    $   236
                                                              =======    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in stockholder's equity, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in stockholder's equity, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED) estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in comprehensive income.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS


     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate accounts, the liability includes interest credited to the policies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

ACCOUNTING CHANGES

     During 1997, the Financial Accounting Standard Board ("FASB") issued SFAS 130, "Reporting Comprehensive Income" which establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is defined as net income adjusted for changes in stockholder's equity resulting from events other than net income.

     This Statement was adopted for the 1998 NYLIAC financial statements. The 1997 and 1996 financial statements were not restated to report the reclassification adjustments separately from unrealized gains (losses) which arose during the period. Adoption of this Statement had no effect on reported net income or stockholder's equity.

RECENT ACCOUNTING PRONOUNCEMENTS

     The FASB recently issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (Statement). This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. This Statement is effective for the 2000 financial statements of the Company. NYLIAC is currently evaluating what impact, if any, this Statement will have on its financial results.

     This Statement requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, or a proprietary matrix pricing model.

     At December 31, 1998 and 1997, the maturity distribution of fixed maturities was as follows (in millions):

                                                              1998                       1997
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   518      $   521       $   480      $   482
Due after one year through five years                   3,473        3,533         3,053        3,099
Due after five years through ten years                  1,804        1,885         2,156        2,230
Due after ten years                                     3,028        3,235         2,425        2,608
Asset-backed securities:
  Government or government agency                       2,080        2,121         2,271        2,324
  Other                                                 1,740        1,786         1,411        1,427
                                                      -------      -------       -------      -------
     Total Available for Sale                         $12,643      $13,081       $11,796      $12,170
                                                      =======      =======       =======      =======

HELD TO MATURITY
----------------
Due in one year or less                               $    27      $    28       $    30      $    30
Due after one year through five years                     225          291           225          239
Due after five years through ten years                    219          228           226          240
Due after ten years                                       193          207           224          238
Asset-backed securities                                    61           62            96           97
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   725      $   816       $   801      $   844
                                                      =======      =======       =======      =======

     At December 31, 1998 and 1997, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           1998
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,006        $ 45          $ 1         $ 1,050
U.S. agencies, state and municipal                     1,927          39            4           1,962
Foreign governments                                      234          22           --             256
Corporate                                              7,736         338           47           8,027
Other                                                  1,740          48            2           1,786
                                                     -------        ----          ---         -------
     Total Available for Sale                        $12,643        $492          $54         $13,081
                                                     =======        ====          ===         =======
HELD TO MATURITY
Corporate                                            $   664        $ 91          $ 1         $   754
Other                                                     61           1           --              62
                                                     -------        ----          ---         -------
     Total Held to Maturity                          $   725        $ 92          $ 1         $   816
                                                     =======        ====          ===         =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

                                                                           1997
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  corporations and agencies                          $ 1,066        $ 36          $ 1         $ 1,101
U.S. agencies, state and municipal                     1,946          42            2           1,986
Foreign governments                                      237          19           --             256
Corporate                                              7,136         276           12           7,400
Other                                                  1,411          20            4           1,427
                                                     -------        ----          ---         -------
     Total Available for Sale                        $11,796        $393          $19         $12,170
                                                     =======        ====          ===         =======
HELD TO MATURITY
Corporate                                            $   705        $ 42          $--         $   747
Other                                                     96           1           --              97
                                                     -------        ----          ---         -------
     Total Held to Maturity                          $   801        $ 43          $--         $   844
                                                     =======        ====          ===         =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 1998 and 1997, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  1998    $76        $27            $3           $100
  1997    $66        $25            $8           $ 83

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 1998 and 1997 is estimated to be $1,728 million and $1,408 million, respectively. Market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 1998 and 1997, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $76 million and $108 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The provision for losses on mortgage loans was $1 million and $14 million at December 31, 1998 and 1997, respectively. The activity in the specific and general reserves as of December 31, 1998 and 1997 is summarized below (in millions):

                                                              1998    1997
                                                              ----    ----
Beginning Balance                                             $14     $20
Reductions credited to operations                              (5)     (1)
Recoveries of amounts previously written-down                  (8)     (5)
                                                              ---     ---
Ending Balance                                                $ 1     $14
                                                              ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)
     Impaired mortgage loans along with specific provisions for losses as of December 31, 1998 and 1997, were as follows (in millions):

                                                              1998    1997
                                                              ----    ----
Impaired mortgage loans with provisions for losses             $--    $19
Provision for losses                                           --      (8)
                                                               --     ---
Net impaired mortgage loans                                    $--    $11
                                                               ==     ===

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1998 and 1997, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                  1998      1997
                                                 ------    ------
Property Type:
  Office building                                $  753    $  601
  Retail                                            330       255
  Apartments                                        187       187
  Residential                                       247       172
  Other                                             105        90
                                                 ------    ------
     Total                                       $1,622    $1,305
                                                 ======    ======
Geographic Region:
  Central                                        $  359    $  250
  Pacific                                           211       145
  Middle Atlantic                                   451       426
  South Atlantic                                    418       362
  New England                                       121        73
  Other                                              62        49
                                                 ------    ------
     Total                                       $1,622    $1,305
                                                 ======    ======

REAL ESTATE

     At December 31, 1998 and 1997, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              1998    1997
                                                              ----    ----
Investment                                                    $105    $103
Acquired through foreclosures                                   11      19
Real estate joint ventures and limited partnerships             --      29
                                                              ----    ----
     Total real estate                                        $116    $151
                                                              ====    ====

     Accumulated depreciation on real estate at December 31, 1998 and 1997, was $12 million and $8 million, respectively. Depreciation expense totaled $3 million in 1998, 1997 and 1996.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1998, 1997 and 1996, were as follows (in millions):

                                                 1998      1997      1996
                                                ------    ------    ------
Fixed maturities                                $  972    $  961    $  920
Equity securities                                    7         6         3
Mortgage loans                                     116        96        93
Real estate                                         15        18        21
Policy loans                                        40        39        37
Other                                                9         1         6
                                                ------    ------    ------
  Gross investment income                        1,159     1,121     1,080
Investment expenses                                (44)      (55)      (32)
                                                ------    ------    ------
     Net investment income                      $1,115    $1,066    $1,048
                                                ======    ======    ======

     For the years ended December 31, 1998, 1997 and 1996, realized investment gains computed under the specific identification method are as follows (in millions):

                                             1998                      1997                       1996
                                     --------------------      ---------------------      --------------------
                                     GAINS         LOSSES      GAINS          LOSSES      GAINS         LOSSES
                                     -----         ------      -----          ------      -----         ------
Fixed maturities                     $ 87           $(29)      $172           $ (83)      $100          $ (64)
Equity securities                       7             (7)         9              (4)        22             (1)
Mortgage loans                         16             (8)        12              (8)        15            (19)
Real estate                             6             (2)         3              (2)         6             (3)
Derivative instruments                 --             --         80             (71)        46            (41)
Other                                   3            (17)        19              (1)         7             (3)
                                     ----           ----       ----           -----       ----          -----
     Subtotal                        $119           $(63)      $295           $(169)      $196          $(131)
                                     ----           ----       ----           -----       ----          -----
Investment gains, net                        $56                       $126                       $65
                                             ===                       ====                       ===

     During 1997, one fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     Stockholder's equity at December 31, 1998 and 1997 includes net unrealized gains as follows (in millions):

                                                              1998    1997
                                                              ----    ----
Net unrealized gains on investments before adjustments        $472    $382
                                                              ----    ----
Related adjustments
  Deferred policy acquisition costs                           (169)   (148)
  Policyholder liabilities                                       6       7
  Deferred Federal income taxes                               (108)    (84)
                                                              ----    ----
                                                              (271)   (225)
                                                              ----    ----
Net unrealized gains on investments included in
  Stockholder's equity                                        $201    $157
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED) Changes in net unrealized gains and losses on investments were as follows
(in millions):

                                                              1998    1997
                                                              ----    ----
Unrealized gains (losses) on investments:
  Beginning of year                                           $382    $163
  End of year                                                  472     382
                                                              ----    ----
  Net change                                                    90     219
Change in related adjustments of balance sheet accounts:
  Deferred policy acquisition costs                            (21)    (88)
  Policyholder liabilities                                      (1)      5
  Deferred Federal income taxes                                (24)    (47)
                                                              ----    ----
Change in unrealized gains on investments                       44      89
Net unrealized gains on investments at beginning of year       157      68
                                                              ----    ----
Net unrealized gains on investments at end of year            $201    $157
                                                              ====    ====

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1998 and 1997, was $6,905 million and $7,150 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $54 million and $12 million at December 31, 1998 and 1997, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     In addition, in 1997 two guaranteed, non-registered separate accounts were established for universal life insurance policies. These accounts provide a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of these separate accounts are carried at market value. At December 31, 1998, no policies had yet been issued for one of these separate accounts.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1998, 1997 and 1996 is as follows (in millions):

                                                               1998     1997     1996
                                                              ------    -----    -----
Balance at beginning of year before adjustment for
  unrealized gains on investments                             $  836    $ 751    $ 707
Current year additions                                           286      200      151
Amortized during year                                            (94)    (115)    (107)
Balance at end of year before adjustment for
  unrealized gains on investments                              1,028      836      751
Adjustment for unrealized gains on investments                  (169)    (148)     (60)
                                                              ------    -----    -----
Balance at end of year                                        $  859    $ 688    $ 691
                                                              ======    =====    =====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows (in millions):

                                                              1998    1997
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $196    $153
  Employee and agents' benefits                                 53      49
  Other                                                         --       6
                                                              ----    ----
     Gross deferred tax assets                                 249     208
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            168     147
  Investments                                                  174     149
  Other                                                          8       5
                                                              ----    ----
     Gross deferred tax liabilities                            350     301
                                                              ----    ----
       Net deferred tax liability                             $101    $ 93
                                                              ====    ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1998, 1997 and 1996:

                                                            1998    1997    1996
                                                            ----    ----    ----
Statutory federal income tax rate                           35.0%   35.0%   35.0%
Equity base tax                                              1.7     3.3     3.2
Tax exempt income                                            (.5)    (.5)    (.7)
Other                                                        (.2)    (.1)    (.9)
                                                            ----    ----    ----
Effective tax rate                                          36.0%   37.7%   36.6%
                                                            ====    ====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1993. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     On April 1, 1997, NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $278 million, and received cash of $245 million and a note receivable of $11 million. The difference of $22 million between the liability recorded and the assets received has been recorded as DAC, which will be amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED) Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates and other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     1998                    1997
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $125,000     $9,125     $125,000     $2,973
Floors                                       $150,000     $  748     $150,000     $  251

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1998 are between six years, eight months and nineteen years in maturity. At December 31, 1997 such contracts were between seven years, eight months and twenty years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1998        1997
                                                              --------    --------
Receive - fixed swaps - Notional amount (in thousands)        $125,000    $125,000
  Average receive rate                                            6.64%       6.64%
  Average pay rate                                                5.65%       5.70%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $9,125,000 and $2,973,000 at December 31, 1998 and 1997, respectively, based on quoted market prices.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1998 and 1997, unamortized premiums on interest rate floors amounted to $372,000 and $447,000, respectively. Fair values of such agreements were $748,000 and $251,000 at December 31, 1998 and 1997, respectively, based on quoted market prices.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

COMMODITY RISK MANAGEMENT

     NYLIAC has certain bond investments with interest payments linked to prices of commodities such as gold and crude oil. NYLIAC has entered into commodity swaps with a total notional amount of $18,000,000 as a hedge against commodity risks in both 1998 and 1997. The credit exposure of these swaps was $1,290,000 and $3,021,000 at December 31, 1998 and 1997, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $571 million and $659 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet (included in other liabilities) at December 31, 1998 of $139 million ($184 million at December 31, 1997) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $342 million for the year ended December 31, 1998 ($247 million for 1997 and $191 million for 1996) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In 1998, NYLIAC sold a Corporate Owned Life (COLI) policy to its parent, New York Life Insurance Company, for $250 million in premium. The policy was sold on the same basis as policies sold to unrelated customers.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 13 -- ACCUMULATED OTHER COMPREHENSIVE INCOME

     Accumulated Other Comprehensive Income is as follows (in millions):

                                                         YEAR ENDED DECEMBER 31,
                                                         ------------------------
                                                         1998     1997      1996
                                                         -----    -----    ------
Unrealized gains on securities:
  Beginning balance                                      $157     $ 68     $ 227
  Current period change                                    44       89      (159)
                                                         ----     ----     -----
  Ending balance                                         $201     $157     $  68
                                                         ====     ====     =====

     The related tax effects allocated to Other Comprehensive Income are as follows (in millions):

                                                            YEAR ENDED DECEMBER 31, 1998
                                                       --------------------------------------
                                                                        TAX
                                                       BEFORE-TAX    (EXPENSE)     NET-OF-TAX
                                                         AMOUNT      OR BENEFIT      AMOUNT
                                                       ----------    ----------    ----------
Unrealized gains (losses) on securities:
  Unrealized holding gains (losses) arising during
     period                                               $123          $(44)         $79
  Less: reclassification adjustment for gains
     (losses) in net income                                 54           (19)          35
                                                          ----          ----          ---
Other Comprehensive Income                                $ 69          $(25)         $44
                                                          ====          ====          ===

NOTE 14 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $67 million, $126 million, and $146 million during 1998, 1997 and 1996, respectively.

     Total interest paid was $27 million, $35 million and $10 million during 1998, 1997 and 1996, respectively.

NOTE 15 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory surplus determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with stockholder's equity on a GAAP basis (in millions):

                                                      YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      1998      1997      1996
                                                     ------    ------    ------
Statutory Surplus                                    $1,095    $1,089    $  998
                                                     ------    ------    ------
Adjustments:
  Deferred policy acquisition costs                     859       688       691
  Investment related                                    458       377       151
  Asset valuation reserve                               197       165       164
  Interest maintenance reserve                          120       105        35
  Non-admitted assets                                    66        59        31
  Policyholder liabilities                             (447)     (330)     (263)
  Deferred taxes                                       (101)      (94)      (47)
  Employee benefit liabilities                          (79)      (74)      (72)
  Other                                                 (20)      (23)       (2)
                                                     ------    ------    ------
     Total adjustments                                1,053       873       688
                                                     ------    ------    ------
Total GAAP Stockholder's Equity                      $2,148    $1,962    $1,686
                                                     ======    ======    ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 15 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP -- (CONTINUED) The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with net income on a GAAP basis (in millions):

                                                         YEAR ENDED DECEMBER 31,
                                                         ------------------------
                                                          1998     1997     1996
                                                         ------    -----    -----
Statutory Net Income                                     $  10     $134     $148
                                                         -----     ----     ----
Adjustments:
  Deferred policy acquisition costs                        192       63       44
  Investment related                                        19        7        2
  Interest maintenance reserve                              15       70        9
  Policyholder liabilities                                (110)     (84)     (62)
  Deferred taxes                                            17        1       24
  Other                                                     (1)      (4)       4
                                                         -----     ----     ----
     Total Adjustments                                     132       53       21
                                                         -----     ----     ----
GAAP Net Income                                          $ 142     $187     $169
                                                         =====     ====     ====

     Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas under GAAP, the AVR is not recognized and any reserve for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; (7) deferred federal income taxes are not provided for as they are under GAAP; and (8) certain assets are considered non-admitted and are excluded from assets in the balance sheet, whereas they are included under GAAP.

     The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 1998 and 1997 on a statutory basis, admitted assets were $23,351 million and $20,059 million respectively, and total liabilities were $22,256 million and $18,970 million, respectively, which included policy reserves of $14,626 million and $13,666 million, respectively.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. The maximum amount of dividends which can be paid by a Delaware insurance company to its stockholders may not exceed that part of its available and accumulated statutory surplus funds which is derived from net operating profits and realized capital gains. Such available and accumulated funds at December 31, 1998 were $590 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1998 and 1997, and the results of its operations and its cash flows for the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 9, 1999

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.       Financial Statements


         All required financial statements are included in Part B of this Registration Statement.


b.       Exhibits.
(1) Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(2)      Not applicable.
(3)(a) Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.
(3)(b) Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.
(3)(c) Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent's Contract)
         - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(4)(a) Specimen Qualified Flexible Premium Policy - Previously filed as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(4)(b)   Specimen Qualified Single Premium Policy - Previously filed as Exhibit
         (5)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(5) Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.
(6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.
(6)(b)(1)By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(6)(b)(2)Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.
(7)      Not applicable.
(8) Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant's Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.

(9)      Opinion and Consent of Jonathan E. Gaines, Esq. - Filed herewith.


(10)(a)  Consent of PricewaterhouseCoopers LLP - Filed herewith.

(10)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

           Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
           Richard M. Kernan, Jr., Director
           Robert D. Rock, Senior Vice President and Director
           Frederick J. Sievert, President and Director (Principal
           Executive Officer)
           Stephen N. Steinig, Senior Vice President, Chief Actuary and Director Seymour Sternberg, Director

(10)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.
(10)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as Exhibit 8(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I
         (File No. 333-39157), and incorporated herein by reference.
(10)(e) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), and incorporated herein by reference for the following:

           George J. Trapp, Director
           Frank M. Boccio, Director
           Phillip J. Hildebrand, Director
           Michael G. Gallo, Director
           Solomon Goldfinger, Director
           Howard I. Atkins, Director

(11)     Not applicable.

(12)     Not applicable.

(13) Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File
         No. 33-53342), and incorporated herein by reference.

(14)     Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

         Name:                                          Title:
         -----                                          ------
         Seymour Sternberg                              Director
         Richard M. Kernan, Jr.                         Director
         Frederick J. Sievert                           Director and President
         George J. Trapp                                Director
         Frank M. Boccio                                Director
         Robert D. Rock                                 Director and Senior Vice President
         Howard I. Atkins                               Director, Executive Vice President and Chief Financial Officer
         Michael Gallo                                  Director, Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President
         Phillip J. Hildebrand                          Director, Senior Vice President
         Jean E. Hoysradt                               Senior Vice President
         Gary G. Benanav                                Executive Vice President and Chairman of Taiwan Branch
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         Shiela K. Davidson                             Senior Vice President
         Richard D. Levy                                Senior Vice President
         Michael J. McLaughlin                          Senior Vice President and General Counsel
         Michael J. Nocera                              Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Anne F. Pollack                                Senior Vice President
         Stephen N. Steinig                             Senior Vice President and Chief Actuary
         Thomas J. Warga                                Senior Vice President and General Auditor
         Edward C. Wilson                               Senior Vice President and Chief Sales Officer
         William Cheng                                  Vice President
         Limim Chu                                      General Manager and President of Taiwan Branch
         Henry Ciapas                                   Vice President
         Patrick Colloton                               Vice President
         John A. Cullen                                 Vice President and Assistant Controller
         Lisa O. Cullity                                Vice President
         Melvin J. Feinberg                             Vice President
         Jane L. Hamrick                                Vice President and Actuary
         David A.K. Harland                             Vice President and Secretary
         Robert E. Hebron                               Vice President
         Celia J. Holtzberg                             Vice President
         Robert Hynes                                   Vice President
         Maryann L. Ingenito                            Vice President and Controller
         Himi L. Kittner                                Vice President
         David Krystel                                  Vice President
         Thomas S. McArdle                              Vice President
         Daniel J. McKillop                             Vice President
         John R. Meyer                                  Vice President
         William H. Mowat                               Vice President
         Michael M. Oleske                              Vice President and Tax Counsel
         Danny Ramjit                                   Vice President and CFO Taiwan Branch
         Andrew N. Reiss                                Vice President and National Sales Manager
         Joel Steinberg                                 Vice President and Actuary
         Lawrence R. Stoehr                             Vice President
         Richard W. Zuccaro                             Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Aegis Technologies, Inc.(1)                                            Delaware

MainStay Institutional Funds Inc.(2)                                   Maryland

MainStay VP Series Fund, Inc.(3)                                       Maryland

New York Life Insurance and Annuity Corporation                        Delaware

New York Life Irrevocable Trust of 1996(4)                             New York                  N/A

NYLIFE Inc.                                                            New York
     Avanti Corporate Health Systems, Inc.                             Delaware
     Avanti of the District, Inc.                                      Maryland
     Avanti of New Jersey, Inc.                                        New Jersey
     Docservco, Inc.                                                   New York
     Eagle Strategies Corp.                                            Arizona
     Greystone Realty Corporation                                      Delaware
         Greystone Realty Management, Inc.                             Delaware
     MacKay-Shields Financial Corporation                              Delaware
     Madison Square Advisers, Inc.                                     Delaware
     MainStay Management, Inc.                                         Delaware
     MainStay Shareholder Services Inc.                                Delaware
     MSC Holding, Inc.                                                 Georgia                   85.43%
     Monitor Capital Advisors, Inc.                                    Delaware
     New York Life Benefit Services, Inc.                              Massachusetts

--------

         (1) A Certificate of Dissolution was filed for this Company on April 9, 1996. Pursuant to Delaware law, the Company's existence is "continued" for a period of three years following dissolution for purposes of winding up. Therefore, this Company is included here for informational purposes only.

         (2) This entity is an unaffiliated registered investment company as to which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included here for informational purposes only.

         (3) New York Life serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statements in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of these entities. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (4) An unaffiliated trust formed solely for the purpose of holding shares of New York Life Settlement Corporation. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
         ADQ Insurance Agency, Inc.                                    Massachusetts
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
              Taiyo Life Gamma Asset Management Ltd(5)                 Japan                     16.7%
     New York Life International Investment Asia Ltd.                  Mauritius
     New York Life International, Inc.                                 Delaware
         New York Life Worldwide Capital, Inc.                         Delaware
         New York Life Worldwide Development, Inc.                     Delaware
         New York Life Worldwide (Bermuda) Ltd.                        Bermuda
         New York Life Insurance Worldwide Ltd.                        Bermuda
         New York Life (U.K.) Ltd.(6)                                  United Kingdom            99.97%
              Life Assurance Holding Corporation Limited               United Kingdom            23%
                  Windsor Life Assurance Company Limited               United Kingdom
              Windsor Construction Company Limited                     United Kingdom
         KOHAP New York Life Insurance Ltd.                            South Korea               51%
         P.T. Asuransi Jiwa Sewu-New York Life                         Indonesia                 50.2%
         GEO New York Life, S.A.                                       Mexico                    49%
     New York Life Trust Company                                       New York
     NYLIFE Administration Corp.                                       Texas
     NYLIFE Depositary Corporation                                     Delaware
         NYLIFE Structured Asset Management Company Ltd.               Texas                     16.67%; NYLIFE
                                                                                                 SFD Holding Inc.
                                                                                                 owns the remaining
                                                                                                 83.33%
     NYLIFE Distributors Inc.                                          Delaware
     NYLIFE HealthCare Management, Inc.                                Delaware
         Express Scripts, Inc.                                         Delaware                  44.8% of total
                                                                                                 combined stock and
                                                                                                 89.1% of the voting
                                                                                                 rights
              Express Scripts Vision Corporation                       Delaware
              Great Plains Reinsurance Company                         Arizona
              Practice Patterns Science, Inc.                          Delaware                  80%
              ESI Canada Holdings, Inc.                                Canada
                  ESI Canada, Inc.                                     Canada
              IVTx of Houston, Inc.                                    Texas
              IVTx of Dallas, Inc.                                     Texas
              PhyNet, Inc.                                             Delaware

--------

         (5) Based on the percentage of ownership as well as the lack of "control" by New York Life over management or policies of this company, this entity is not considered a subsidiary of New York Life but is included here for informational purposes only.

         (6) One share is held by NYLIFE, Inc., a Nominee, as required by British law.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
          WellPath of Arizona Reinsurance Company                      Arizona
          NYLCare NC Holdings, Inc.
                              WellPath Community Health Plans, L.L.C.  North Carolina            Duke Medical
                                                                                                 Strategies, Inc. holds
                                                                                                 50%; 50% LLC interest

                              WPCHP Holdings, Inc.                     Delaware

                              WellPath Preferred Services, L.L.C.      North Carolina            99.9%; WPCHP
                                                                                                 Holdings, Inc. owns
                                                                                                 other 11%
                              WellPath Select Holdings, L.L.C.         North Carolina            WPCHP Holdings,
                                                                                                 Inc. holds 11%;
                                                                                                 99% LLC Interest
                              WellPath Select, Inc.                    North Carolina
          WellPath of Carolina, Inc.                                   Delaware
                  ETHIX Great Lakes, Inc.                              Michigan
                  ETHIX Mid-Atlantic, Inc.                             Pennsylvania
                  ETHIX Midlands, Inc.                                 Delaware
                  ETHIX Mid-Rivers, Inc.                               Missouri
                  ETHIX Northwest Public Services, Inc.                Washington
                  ETHIX Northwest, Inc.                                Washington
                      NYLCare Health Plans Northwest, Inc.             Washington
                  ETHIX Pacific, Inc.                                  Oregon
                  ETHIX Southeast, Inc.                                North Carolina
              Benefit Panel Services, Inc.                             California                50%; 50%
                                                                                                 owned by
                                                                                                 Anthem Companies,
                                                                                                 Inc.
                   BPS Health Plan Administrators                      California
                   VivaHealth, Incorporated                            California
                   One Liberty Plaza Holdings, Inc.                    Delaware
     NYLIFE Refinery Inc.                                              Delaware
     NYLIFE Securities Inc.                                            New York
     NYLIFE SFD Holding Inc.                                           Delaware
         NYLIFE Structured Asset Management Company, Ltd.              Texas                     83.33%; NYLIFE
                                                                                                 Depositary Corp.
                                                                                                 owns the remaining
                                                                                                 16.67%
     NYLINK Insurance Agency Incorporated                              Delaware
         NYLINK Insurance Agency of Alabama, Incorporated              Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated               Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated        Massachusetts

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico

         NYLINK Insurance Agency of Ohio, Incorporated(7)              Ohio

         NYLINK Insurance Agency of Oklahoma, Incorporated(7)          Oklahoma

         NYLINK Insurance Agency of Texas, Incorporated(7)             Texas

     NYLTEMPS Inc.                                                     Delaware

NYLIFE Insurance Company of Arizona                                    Arizona

The MainStay Funds(8)                                                  Massachusetts


ITEM 27. NUMBER OF CONTRACTOWNERS

         As of January 31, 1999, there were approximately 26,538 owners of Qualified Policies offered under NYLIAC MFA Separate Account-I.


ITEM 28. INDEMNIFICATION

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its

--------

         (7) This entity is an unaffiliated insurance agency for which New York Life and its subsidiaries perform administrative services. It is not a subsidiary of New York Life but is included for informational purpose only.

         (8) This entity is an unaffiliated registered investment company for which New York Life subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life, but is included here for informational purposes only.

counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Investment companies (other than the Registrant) for which NYLIFE Distributors Inc. is currently acting as underwriter:

         NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-II
         NYLIAC Variable Annuity Separate Account-I
         NYLIAC Variable Annuity Separate Account-II
         NYLIAC Variable Annuity Separate Account-III
         NYLIAC Variable Universal Life Separate Account-I
         NYLIAC VLI Separate Account

         (b) Directors and Officers.

         The business address of each director and officer of NYLIFE Distributors Inc. is 300 Interpace Parkway, Parsippany, New Jersey 07054.


     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Frank M. Boccio                                 Director
     Jefferson C. Boyce                              Director
     Michael G. Gallo                                Director
     Phillip J. Hildebrand                           Director
     Robert D. Rock                                  Director
     Stephen C. Roussin                              Director and Senior Vice President
     Robert E. Brady                                 Director and Vice President
     Mark Gordon                                     President
     Sheila K. Davidson                              Chief Compliance Officer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Jay S. Calhoun                                  Vice President and Treasurer
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     John H. O'Byrne                                 Vice President
     Anthony W. Polis                                Vice President and Chief Financial Officer
     Richard W. Zuccaro                              Tax Vice President
     Louis H. Adasse                                 Corporate Vice President
     Thomas J. Murray                                Corporate Vice President
     Arphiela Arizmendi                              Assistant Vice President
     Antoinette B. Cirillo                           Assistant Vice President
     George R. Daoust                                Assistant Vice President
     Geraldine Lorito                                Assistant Vice President
     Mark A. Gomez                                   Secretary
     Ronald M. Jamison                               Assistant Secretary
     Lori S. Whittaker                               Assistant Secretary

     (c) Commissions and Other Compensation

         Name of             New Underwriting         Compensation on
        Principal              Discounts and           Redemption or             Brokerage
       Underwriter              Commissions            Annuitization            Commission             Compensation
NYLIFE Distributors
Inc.                                -0-                     -0-                     -0-                     -0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 31. MANAGEMENT SERVICES - Not applicable.


ITEM 32. UNDERTAKINGS -

Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC MFA Separate Account-I, hereby represents that the fees and charges deducted under the Facilitator Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 19th day of April, 1999.

                                             NYLIAC MFA
                                             SEPARATE ACCOUNT-I
                                             (Registrant)

                                             By /s/ David J. Krystel
                                                --------------------
                                                  David J. Krystel
                                                   Vice President

                                             NEW YORK LIFE INSURANCE AND
                                             ANNUITY CORPORATION
                                             (Depositor)

                                             By /s/ David J. Krystel
                                                --------------------
                                                  David J. Krystel
                                                   Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


     Howard I. Atkins*              Executive Vice President and Director
                                    (Principal Financial Officer)

     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director

     Phillip J. Hildebrand*         Director

     Maryann L. Ingenito*           Vice President and Controller (Principal
                                    Accounting Officer)

     Richard M. Kernan, Jr.*        Director

     Robert D. Rock*                Senior Vice President and Director

     Frederick J. Sievert*          President and Director (Principal Executive
                                    Officer)

     Seymour Sternberg*             Director

     George J. Trapp*               Director



*By /s/ David J. Krystel
    --------------------
     David J. Krystel
     Attorney-in-Fact
     April 19, 1999

                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
    (9)               Opinion and Consent of Jonathan E. Gaines, Esq.
    (10)(a)           Consent of PricewaterhouseCoopers LLP